                                                                               .
                                                                               .
                                                                               .

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12
[ ]  Confidential, For Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))

                                   BB&T Funds
                               3435 Stelzer Road
                              Columbus, Ohio 43219
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                            Alan G. Priest, Esquire
                                Ropes & Gray LLP
                                One Metro Center
                         700 12th Street, NW, Suite 900
                           Washington, DC 20005-3948
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
                                          N/A
        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
                                          N/A
        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
                                          N/A
        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
                                          N/A
        ------------------------------------------------------------------------

     (5)  Total fee paid:
                                          N/A
        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:
                                          N/A
        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:
                                          N/A
        ------------------------------------------------------------------------

     (3)  Filing Party:
                                          N/A
        ------------------------------------------------------------------------

     (4)  Date Filed:
                                          N/A
        ------------------------------------------------------------------------

Notes:

                       IMPORTANT SHAREHOLDER INFORMATION

                                   BB&T FUNDS

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to your Fund. The proxy card may be completed by checking the appropriate box voting for or against the specific proposals relating to your Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us (or vote by telephone or the Internet). Voting your proxy, and doing so promptly, enables the Funds to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.

Please take a few moments to exercise your right to vote. Thank you.

                                   BB&T FUNDS

                                  STOCK FUNDS
                               EQUITY INCOME FUND
                               EQUITY INDEX FUND
                            LARGE COMPANY VALUE FUND
                           LARGE COMPANY GROWTH FUND
                               MID CAP VALUE FUND
                              MID CAP GROWTH FUND
                            SMALL COMPANY VALUE FUND
                           SMALL COMPANY GROWTH FUND
                           INTERNATIONAL EQUITY FUND
                       SPECIAL OPPORTUNITIES EQUITY FUND

                                   BOND FUNDS
                               TAXABLE BOND FUNDS
                           SHORT U.S. GOVERNMENT FUND
                       INTERMEDIATE U.S. GOVERNMENT FUND
                        INTERMEDIATE CORPORATE BOND FUND

                              TAX-FREE BOND FUNDS
                      KENTUCKY INTERMEDIATE TAX-FREE FUND
                      MARYLAND INTERMEDIATE TAX-FREE FUND
                   NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
                   SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND
                      VIRGINIA INTERMEDIATE TAX-FREE FUND
                    WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

                               MONEY MARKET FUNDS
                            PRIME MONEY MARKET FUND
                        U.S. TREASURY MONEY MARKET FUND

                                 FUNDS OF FUNDS
                    CAPITAL MANAGER CONSERVATIVE GROWTH FUND
                      CAPITAL MANAGER MODERATE GROWTH FUND
                          CAPITAL MANAGER GROWTH FUND
                          CAPITAL MANAGER EQUITY FUND

    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 1, 2004

    Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of Equity Income Fund, Equity Index Fund, Large Company Value Fund, Large Company Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Company Value Fund, Small Company Growth Fund, International Equity Fund, Special Opportunities Equity Fund, Short U.S. Government Fund, Intermediate U.S. Government Fund, Intermediate Corporate Bond Fund, Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, West Virginia Intermediate Tax-Free Fund, Prime Money Market Fund, U.S. Treasury Money Market Fund, Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund and Capital Manager Equity Fund (each a "Fund" and collectively the "Funds"), each a series of BB&T Funds, will be held at 10:00 a.m. Eastern Time on November 1, 2004 at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, for the following purposes:

    1. To elect seven Trustees (six of whom are currently Trustees) to hold office until their successors are duly elected and qualified;

    2. To consider amending, reclassifying or eliminating certain fundamental investment policies of the Funds;

    3. To consider approving a manager of managers structure; and

    4. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

    The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting in person.

    Shareholders of record at the close of business on August 27, 2004 (the "Shareholders") are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.

                                              By Order of the Trustees

                                              /s/ Alaina V. Metz
                                              Alaina V. Metz
                                              Assistant Secretary

SEPTEMBER 15, 2004

    YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING, OR SUBMIT YOUR VOTE BY TELEPHONE OR THE INTERNET. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THE INTERNET.

To Shareholders of:

     Equity Income Fund,
     Equity Index Fund,
     Large Company Value Fund,
     Large Company Growth Fund,
     Mid Cap Value Fund,
     Mid Cap Growth Fund,
     Small Company Value Fund,
     Small Company Growth Fund,
     International Equity Fund,
     Special Opportunities Equity Fund,
     Short U.S. Government Fund,
     Intermediate U.S. Government Fund,
     Intermediate Corporate Bond Fund,
     Kentucky Intermediate Tax-Free Fund,
     Maryland Intermediate Tax-Free Fund,
     North Carolina Intermediate Tax-Free Fund,
     South Carolina Intermediate Tax-Free Fund,
     Virginia Intermediate Tax-Free Fund,
     West Virginia Intermediate Tax-Free Fund,
     Prime Money Market Fund,
     U.S. Treasury Money Market Fund,
     Capital Manager Conservative Growth Fund,
     Capital Manager Moderate Growth Fund,
     Capital Manager Growth Fund,
     Capital Manager Equity Fund

     A Special Meeting of Shareholders (the "Special Meeting") of Equity Income Fund, Equity Index Fund, Large Company Value Fund, Large Company Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Company Value Fund, Small Company Growth Fund, International Equity Fund, Special Opportunities Equity Fund, Short U.S. Government Fund, Intermediate U.S. Government Fund, Intermediate Corporate Bond Fund, Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, West Virginia Intermediate Tax-Free Fund, Prime Money Market Fund, U.S. Treasury Money Market Fund, Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund and Capital Manager Equity Fund (each a "Fund" and collectively the "Funds"), each a series of BB&T Funds, has been scheduled for November 1, 2004. The purpose of this Special Meeting is to submit to the shareholders for a vote important matters regarding the management of the Funds, including the election of Trustees, the amendment, reclassification or elimination of certain fundamental investment policies of the Funds and the approval of a manager of managers structure for the Funds.

     While you are welcome to join us at the Special Meeting, most shareholders vote by filling out and signing the enclosed proxy card (or by telephone or the Internet). To conduct the Special Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Special Meeting, we need your vote. Please vote by telephone or the Internet, or mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

     We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call your investment representative or BB&T Funds directly at 1-800-228-1872.

     Your vote is very important to us. As always, we thank you for your confidence and support.

                                              Sincerely,

                                              /s/ George O. Martinez
                                              George O. Martinez
                                              President
                                              BB&T Funds

             PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
                     (OR VOTE BY TELEPHONE OR THE INTERNET)
                          YOUR VOTE IS VERY IMPORTANT

                                   BB&T FUNDS

Q.    WHY IS THE BOARD OF TRUSTEES PROPOSING TO ELECT AN
      ADDITIONAL TRUSTEE?

A. Three of BB&T Funds' trustees resigned during the period from November 2003 to May 2004. In May 2004, the trustees elected Douglas R. Van Scoy and James L. Roberts to join the Board of Trustees. Mr. Van Scoy joined the Board in May 2004, but federal law requires a shareholder vote before another trustee may join the Board. The Board believes it is in shareholders' best interests to have the breadth and depth of talent represented by these trustees. The proposed new trustee, James L. Roberts, has experience from which the Funds and their shareholders are expected to benefit. Like five of the six current trustees, Mr. Roberts will be independent with respect to the Funds' investment adviser and distributor.

Q.    WHY IS THE BOARD OF TRUSTEES PROPOSING TO CHANGE
      SOME OF THE INVESTMENT POLICIES OF THE FUNDS?

A. Shareholder approval is required to change a Fund's "fundamental" investment objective and restrictions. In an effort to lower fund expenses and increase fund operating efficiency, the proposed changes will modernize and standardize investment policies and practices among the Funds and will help the Funds' adviser and sub-advisers monitor more efficiently the Funds' compliance with applicable law, SEC regulations and other restrictions on investments.

Q.    WHY IS THE BOARD PROPOSING TO APPROVE A MANAGER OF
      MANAGERS STRUCTURE?

A. Ordinarily, federal law requires shareholders to approve a new subadvisory agreement entered into between the investment adviser and the subadviser in order for such agreement to be effective. However, a manager of managers structure permits the Funds' investment adviser to appoint and replace subadvisers, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of a Fund without shareholder approval (the "Manager of Managers Structure"). Employment of the Manager of Managers Structure is subject to certain conditions, including the filing of an application with the Securities and Exchange Commission ("SEC") seeking exemptive relief as well as the prior approval of the Board and shareholders of each Fund.* In an effort to lower fund expenses and increase fund operating efficiency, the Board has issued such prior approval, and we now seek your prior approval by asking you to approve the employment of the Manager of Managers Structure with respect to each Fund.

---------------

* On October 23, 2003, the SEC issued a proposed rule that would obviate the need to seek exemptive relief but would still require Board and shareholder approval. Should this proposed rule become final (there is no guarantee that it will), the Funds and their investment adviser intend to rely on such rule.

Q.    WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A. In order to conduct the Shareholder Meeting, a quorum must be present, in person or by proxy. A quorum with respect to a matter before the Special Meeting is defined as representation of over 50% of the shares outstanding as of August 27, 2004 entitled to vote on the matter. In the event that not enough shareholders return the enclosed proxy ballot card to achieve a quorum, we will be forced to incur additional expense associated with additional solicitations. In order to avoid additional costs to your Fund(s), please return the completed proxy ballot as soon as possible.

Q.    HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of BB&T Funds unanimously recommends that you vote "FOR" all of the items on the enclosed proxy ballot. The Board also urges you to vote and return all the proxy ballot cards you receive.

Q.    WHOM SHOULD I CALL WITH QUESTIONS ABOUT THIS
      PROXY?

A. If you have any questions regarding this proxy, please contact your investment representative, or call BB&T Funds directly at 1-800-228-1872.

              THE INFORMATION PROVIDED IN THIS "Q&A" IS SUPPORTED
                  BY DISCLOSURES CONTAINED IN THE ACCOMPANYING
                                PROXY STATEMENT.

                                   BB&T FUNDS

                               EQUITY INCOME FUND
                               EQUITY INDEX FUND
                            LARGE COMPANY VALUE FUND
                           LARGE COMPANY GROWTH FUND
                               MID CAP VALUE FUND
                              MID CAP GROWTH FUND
                            SMALL COMPANY VALUE FUND
                           SMALL COMPANY GROWTH FUND
                           INTERNATIONAL EQUITY FUND
                       SPECIAL OPPORTUNITIES EQUITY FUND
                           SHORT U.S. GOVERNMENT FUND
                       INTERMEDIATE U.S. GOVERNMENT FUND
                        INTERMEDIATE CORPORATE BOND FUND
                      KENTUCKY INTERMEDIATE TAX-FREE FUND
                      MARYLAND INTERMEDIATE TAX-FREE FUND
                   NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
                   SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND
                      VIRGINIA INTERMEDIATE TAX-FREE FUND
                    WEST VIRGINIA INTERMEDIATE TAX-FREE FUND
                            PRIME MONEY MARKET FUND
                        U.S. TREASURY MONEY MARKET FUND
                    CAPITAL MANAGER CONSERVATIVE GROWTH FUND
                      CAPITAL MANAGER MODERATE GROWTH FUND
                          CAPITAL MANAGER GROWTH FUND
                          CAPITAL MANAGER EQUITY FUND

                             ---------------------

                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                             ---------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 1, 2004

                                PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of BB&T Funds (the "Trust") with respect to Equity Income Fund, Equity Index Fund, Large Company Value Fund, Large Company Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Company Value Fund, Small Company Growth Fund, International Equity Fund, Special Opportunities Equity Fund, Short U.S. Government Fund, Intermediate U.S. Government Fund, Intermediate Corporate Bond Fund, Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, West Virginia Intermediate Tax-Free Fund, Prime Money Market Fund, U.S. Treasury Money Market Fund, Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund and Capital Manager Equity Fund (each a "Fund" and collectively the "Funds"). The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Trust at the above address or by appearing personally and voting on November 1, 2004 at the Special Meeting of Shareholders of the Funds at 10:00 a.m. Eastern Time at 3435 Stelzer Road, Columbus, Ohio 43219 (such meeting and any adjournment thereof is referred to herein as the "Special Meeting"). The cost of preparing and mailing the Notice of Special Meeting, the proxy card, this proxy statement and any additional proxy material has been or will be borne by the Funds. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust or BISYS Fund Services, L.P., each Fund's administrator. In the event that a shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy holders will vote those shares in favor of such proposal(s).

     The Special Meeting is being called for the following purposes: (1) to elect seven Trustees to hold office until their successors are duly elected and qualified, (2) to consider amending, reclassifying or eliminating certain fundamental investment policies of the Funds; (3) to approve a manager of managers structure and (4) to transact such other business as may properly come before the Special Meeting or any adjournment thereof. The following table identifies each proposal that will be considered at the Special Meeting and indicates the Funds whose shareholders are being solicited to approve the proposal.

           PROPOSAL                        FUNDS AFFECTED
           --------                        --------------
1.         Election of Trustees            All Funds
2.         Amend, reclassify or
           eliminate certain fundamental
           investment policies
           regarding:
     Ai.   Amendment of restrictions on    All Funds, except Equity
           borrowing money or issuing      Income Fund and Equity Index
           senior securities,              Fund
           mortgaging, pledging or
           hypothecating assets
     Aii.  Amendment of restrictions on    All Funds, except Equity
           lending                         Income Fund and Equity Index
                                           Fund
     B.    Amendment of restrictions       All Funds, except
           regarding purchase or sale of   International Equity Fund,
           real estate and commodities     Prime Money Market Fund,
           and oil, gas and minerals       Equity Income Fund and Equity
                                           Index Fund
     Ci.   Amendment of restrictions       International Equity Fund
           regarding purchase or sale of
           real estate
     Cii.  Amendment of restrictions       International Equity Fund
           regarding purchase or sale of
           commodities and oil, gas and
           mineral exploration and
           development programs
     D.    Amendment, reclassification,    All Funds, except
           or elimination of               International Equity Fund,
           restrictions on margin          Prime Money Market Fund,
           transactions, short sales,      Equity Income Fund and Equity
           and joint participation in      Index Fund
           securities trading accounts
     E.    Amendment and                   International Equity Fund
           reclassification of
           restrictions on margin
           transactions and short sales
     F.    Elimination of restriction      Large Company Value Fund,
           regarding investment in other   Short U.S. Government Fund,
           investment companies            Intermediate U.S. Government
                                           Fund, Kentucky Intermediate
                                           Tax-Free Fund, Maryland
                                           Intermediate Tax-Free Fund,
                                           North Carolina Intermediate
                                           Tax-Free Fund, South Carolina
                                           Intermediate Tax-Free Fund,
                                           Virginia Intermediate
                                           Tax-Free Fund, West Virginia
                                           Intermediate Tax-Free Fund,
                                           U.S. Treasury Money Market
                                           Fund

           PROPOSAL                        FUNDS AFFECTED
           --------                        --------------
     G.    Elimination of restriction      North Carolina Intermediate
           regarding investments in        Tax-Free Fund, South Carolina
           private activity bonds          Intermediate Tax-Free Fund
     H.    Elimination of fundamental      Large Company Growth Fund
           policy regarding investment
           of a certain portion of
           assets in companies with a
           certain market capitalization
3.         Approval of a manager of        All Funds, except Equity
           managers structure              Index Fund

     Only shareholders of record ("Shareholders") at the close of business on August 27, 2004 (the "Record Date") will be entitled to vote at the Special Meeting and any adjournment(s) thereof. The number of shares that were issued and outstanding for each Fund on the Record Date ("Shares") is listed in the table below:

Equity Income Fund               Short U.S. Government Fund       Prime Money Market Fund
 Institutional: 2,041,125.641     Institutional: 20,138,948.844    Institutional: 546,105,919.150
 Class A: 459,671.619             Class A: 909,290.021             Class A: 415,483,509.228
 Class B: 134,185.166                                              Class B: 2,292,713.527
 Class C: 114,481.377                                              Class C: 462,926.330
Equity Index Fund                Intermediate U.S. Government     U.S. Treasury Money Market Fund
 Class A: 16,444,257.572          Fund                             Institutional: 936,983,980.502
 Class B: 1,921,569.704           Institutional: 52,132,758.074    Class A: 126,632,718.730
 Class C: 114,700.803             Class A: 1,149,348.808           Class B: 904,273.521
                                  Class B: 678,752.043             Class C: 4,978.510
                                  Class C: 58,649.190
Large Company Value Fund         Intermediate Corporate Bond      Capital Manager Conservative
 Institutional: 35,308,821.198    Fund                             Growth Fund
 Class A: 1,849,276.694           Institutional: 25,417,260.098    Institutional: 7,201,524.568
 Class B: 1,543,734.370           Class A: 409,317.635             Class A: 538,208.098
 Class C: 9,086.267               Class B: 618,543.766             Class B: 527,363.891
                                  Class C: 23,568.716              Class C: 19,384.946
Large Company Growth Fund        Kentucky Intermediate Tax-Free   Capital Manager Moderate Growth
 Institutional: 40,254,362.225    Fund                             Fund
 Class A: 1,079,286.027           Institutional: 1,406,777.285     Institutional: 3,626,276.720
 Class B: 1,803,059.195           Class A: 268,583.100             Class A: 2,231,601.666
 Class C: 3,037.412                                                Class B: 2,143,127.666
                                                                   Class C: 19,925.190
Mid Cap Value Fund               Maryland Intermediate Tax-Free   Capital Manager Growth Fund
 Institutional: 11,803,158.505    Fund                             Institutional: 3,182,203.320
 Class A: 605,137.387             Institutional: 900,338.711       Class A: 1,321,846.459
 Class B: 230,528.699             Class A: 59,402.924              Class B: 1,591,900.370
 Class C: 33,509.043                                               Class C: 8,045.464

Mid Cap Growth Fund              North Carolina Intermediate      Capital Manager Equity Fund
 Institutional: 10,403,091.001    Tax- Free Fund                   Institutional: 2,132,596.124
 Class A: 733,081.649             Institutional: 9,076,226.052     Class A: 354,919.535
 Class B: 181,423.961             Class A: 2,125,036.539           Class B: 592,091.595
 Class C: 19,180.593                                               Class C: 9,068.853

Small Company Value Fund         South Carolina Intermediate Tax-   Small Company Growth Fund
Institutional: 4,634,117.849     Free Fund                          Institutional: 7,327,947.353
Class A: 24,678.642              Institutional: 1,648,640.342       Class A: 506,691.066
Class B: 9,489.164               Class A: 382,769.540               Class B: 581,610.154
Class C: 100.994                                                    Class C: 3,494.424

Virginia Intermediate Tax-Free   International Equity Fund          West Virginia Intermediate Tax-
 Fund                             Institutional: 28,144,873.949      Free Fund
 Institutional: 5,914,596.618     Class A: 209,972.742               Institutional: 6,301,164.754
 Class A: 1,075,825.337           Class B: 272,260.318               Class A: 1,091,754.925
                                  Class C: 280.721
Special Opportunities Equity
 Fund
 Institutional: 3,008,105.917
 Class A: 1,933,195.513
 Class B: 951,065.531
 Class C: 1,091,877.931

     Each full Share is entitled to one vote, and each fractional Share is entitled to a proportionate fractional vote. This proxy statement and the enclosed proxy card will be sent to Shareholders on or about September 15, 2004.

     The Trust's Agreement and Declaration of Trust and Bylaws do not provide for annual shareholder meetings, and no such meetings are planned for 2004. Proposals that shareholders would like to have considered for inclusion in a proxy statement for any future meeting must be received by the Trust within a reasonable period of time prior to printing and mailing proxy material for such meeting.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

     The Trust's executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219

     A COPY OF BB&T FUNDS' ANNUAL REPORT DATED SEPTEMBER 30, 2003 (DECEMBER 31, 2003 for EQUITY INDEX FUND) and SEMI-ANNUAL REPORT DATED MARCH 31, 2004 (JUNE 30, 2004 for EQUITY INDEX FUND) IS AVAILABLE UPON REQUEST AND MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-800-228-1872.

                             PROPOSAL 1 (ALL FUNDS)

                              ELECTION OF TRUSTEES

     The Nominating Committee of the Board of Trustees of BB&T Funds has nominated seven individuals to serve on the Board. Six of the nominees are current Trustees, including Thomas W. Lambeth, Robert W. Stewart, Drew T. Kagan, Laura C. Bingham, Kenneth L. Miller and Douglas R. Van Scoy. One of the nominees, James L. Roberts, has not previously served as a Trustee of BB&T Funds. The Board of Trustees has approved the nominations and is recommending that Shareholders approve the election of the nominees. All shares represented by valid proxy cards will be voted in favor of the election of the nominees, unless a Shareholder specifically indicates on a proxy the desire to withhold authority to vote for any nominee. If for any reason any of the nominees should not be available for election as contemplated, the proxy holders reserve the right to substitute such other person or persons as nominees as may be designated by BB&T Funds' Board of Trustees. Each of the nominees listed above has consented to being named in this Proxy Statement and has agreed to serve as a Trustee if elected.

     The members of the Board of Trustees are elected by BB&T Funds' shareholders and have overall responsibility for oversight of the management of the Funds. The Trustees, in turn, elect the officers of BB&T Funds to supervise actively its day-to-day operations. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees." Currently, the Trust has five Independent Trustees and one Interested Trustee. The new nominee, Mr. Roberts, will meet the qualifications to be an Independent Trustee. The Board of Trustees met four times during the last fiscal year. The Fund has established procedures for shareholders to send communications to the Board of Trustees. Communications should be sent in writing to the Board of Trustees of the BB&T Funds, c/o Alaina V. Metz, Assistant Secretary to the Fund, 3435 Stelzer Road, Columbus, Ohio 43219. The Assistant Secretary of the Trust then will promptly forward copies of all appropriate written correspondence to the Board. During the fiscal year ended September 30, 2003, each of the Trustees attended at least 75% of the meetings of the Board and the committees of which such Trustee was a member. The Funds do not have annual shareholder meetings; therefore, the Funds do not have a policy regarding Trustee attendance at shareholder meetings.

     STANDING COMMITTEES. There are two standing committees of the Board of Trustees, an Audit Committee and a Nominations Committee.

     The purposes of the Audit Committee are to oversee the Trust's accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; to consider the selection of independent public accountants for the Trust and the scope of the audit; and to act as a liaison between the Trust's independent auditors and the full Board of Trustees. Messrs. Kagan, Lambeth, Stewart and Van Scoy and Ms. Bingham serve on this Committee; Mr. Kagan serves as chair of the committee. Mr. Roberts, if elected to the Board of Trustees, is expected to be appointed to serve as a member of the Audit Committee. For the fiscal year ended September 30, 2003, there were two meetings of the Audit Committee.

     The purpose of the Nominations Committee is to recommend qualified candidates to the Board in the event that a position is vacated or created. Messrs. Kagan, Lambeth, and Stewart and Ms. Bingham serve on this committee; Mr. Lambeth serves as chair of the committee. Each member of the Committee is an Independent Trustee. The Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominations Committee in care of BB&T Funds. During the fiscal year ended September 30, 2003, the Nominations Committee did not meet.

     With respect to Independent Trustee nominees, the Nominations Committee's process for identifying and evaluating nominees involves first determining whether particular characteristics are prerequisites (e.g., qualifications as an Audit Committee Financial Expert) and, if so, specification of such prerequisites, which then leads to the consideration of candidates with the required characteristics. Names of prospective nominees are then submitted to the Committee's Chairman by the Committee members and/or the Chairman may solicit recommendations from non-Committee members, including personnel of the Trust's investment's adviser, sub-adviser, principal underwriter, and/or administrator, in addition to any shareholder recommendations submitted. Additional information may be acquired for candidates deemed promising by the Chairman. All candidates must complete and return to counsel for the Independent Trustees a questionnaire regarding independence prior to being nominated. A majority of the Committee must then determine which candidates shall be interviewed and then conduct the interview. A candidate will be formally nominated only upon the affirmative vote of a majority of the full Committee. With respect to Interested Trustee nominees, the Funds' investment adviser or its affiliates and/or the Funds' principal underwriter or its affiliates will typically identify a candidate, who will then be considered by the full Board. A candidate will be formally nominated only upon the affirmative vote of a majority of the full Board.

     The Trustees, nominee for Trustee, and officers of the Funds, their ages, the position they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address of the persons listed below is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                TERM OF                                    IN FUND         OTHER
                               POSITION(S)    OFFICE AND       PRINCIPAL OCCUPATION(S)     COMPLEX     DIRECTORSHIPS
     NAME, ADDRESS, AND         HELD WITH      LENGTH OF           DURING THE PAST         OVERSEEN       HELD BY
        DATE OF BIRTH           THE FUNDS     TIME SERVED              5 YEARS            BY TRUSTEE      TRUSTEE
     ------------------        -----------   -------------     -----------------------    ----------   -------------
NOMINEES FOR INDEPENDENT TRUSTEES
Thomas W. Lambeth               Trustee      Indefinite,     From January 2004 to           26           None
700 Yorkshire Road                           8/92-Present    present, Senior Fellow, Z.
Winston-Salem, NC 27106                                      Smith Reynolds Foundation;
Birthdate: 01/08/35                                          from 1978 to January 2001,
                                                             Executive Director, Z.
                                                             Smith Reynolds Foundation.
Robert W. Stewart               Trustee      Indefinite,     Retired; Chairman and Chief    26           None
201 Huntington Road                          2/94-Present    Executive Officer of
Greenville, SC 29615                                         Engineered Custom Plastics
Birthdate: 05/22/32                                          Corporation from 1969 to
                                                             1990.
Drew T. Kagan                   Trustee      Indefinite,     From December 2003 to          26           None
Montecito Advisors, Inc.                     8/00-Present    present, President and
810 N. Jefferson St., Ste 101                                Director, Montecito
Lewisburg, WV 24901                                          Advisors, Inc..; from March
Birthdate: 02/21/48                                          1996 to December 2003,
                                                             President, Investment
                                                             Affiliate, Inc.; March 1992
                                                             to March 1996, President,
                                                             Provident Securities &
                                                             Investment Co.
Laura C. Bingham                Trustee      Indefinite,     From July 1998 to present,     26           None
Peace College                                2/01-Present    President of Peace College;
Office of the President                                      November 1997 to May 1998,
15 East Peace Street                                         Senior Vice President of
Raleigh, NC 27604-1194                                       Philanthropy and President
Birthdate: 11/09/56                                          of Fort Sanders Foundation
                                                             Covenant Health.
Douglas Van Scoy                Trustee      Indefinite,     Retired; From November 1974    26           None
841 Middle St.                               5/04-Present    to July 2001, Deputy
Sullivans Island, SC 26481                                   Director of Private Client
Birthdate: 11/09/43                                          Group and Senior Executive
                                                             Vice President of Smith
                                                             Barney (investment
                                                             banking).
James L. Roberts                Nominee      N/A             Retired; From January 1999    N/A           None
7 Kittansett Court              for                          to December 2003,
Skillman, NJ 08558              Trustee                      President, CEO and
Birthdate: 11/23/42                                          Director, Covest
                                                             Bancshares, Inc.
NOMINEE FOR INTERESTED TRUSTEE
*Kenneth L. Miller              Trustee      Indefinite,     From August 1998 to            26           None
200 W. Second Street,                        11/02-present   present, Executive Vice
16th Floor                                                   President, Branch Banking
Winston-Salem, NC 27101                                      and Trust Company; employee
Birthdate: 09/19/46                                          of Branch Banking and Trust
                                                             Company since 1989.

---------------

* Mr. Miller is treated by the Funds as an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Miller is an "interested person" because he owns shares of BB&T Corporation and is an Executive Vice President of BB&T Corporation, the publicly traded parent of the Adviser.

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                TERM OF                                    IN FUND         OTHER
                               POSITION(S)    OFFICE AND       PRINCIPAL OCCUPATION(S)     COMPLEX     DIRECTORSHIPS
     NAME, ADDRESS, AND         HELD WITH      LENGTH OF           DURING THE PAST         OVERSEEN       HELD BY
        DATE OF BIRTH           THE FUNDS     TIME SERVED              5 YEARS            BY TRUSTEE      TRUSTEE
     ------------------        -----------   -------------     -----------------------    ----------   -------------
OFFICERS
George O. Martinez              President    Indefinite,     From August 2002 to           N/A           N/A
Birthdate: 03/11/59                          11/03-Present   present, Senior Vice
                                                             President-Client Services,
                                                             BISYS Fund Services; from
                                                             June 2001 to August 2002,
                                                             CEO and President, Fund
                                                             Watch Dog Services LLC;
                                                             from June 2000 to June
                                                             2001, Senior Vice President
                                                             and Senior Managing
                                                             Counsel, State Street
                                                             Corporation; from March
                                                             1998 to May 2000, National
                                                             Director of Investment
                                                             Management and Regulatory
                                                             Consulting, Arthur
                                                             Andersen.
James T. Gillespie              Vice         Indefinite,     From February 1992 present,   N/A           N/A
Birthdate: 11/12/66             President    5/02-Present    employee of BISYS Fund
                                                             Services
E.G. Purcell, III               Vice         Indefinite,     From 1995 to present,         N/A           N/A
Birthdate: 01/01/55             President    11/00-Present   Senior Vice President, BB&T
                                                             Asset Management, Inc. and
                                                             its predecessors
Troy A. Sheets                  Treasurer    Indefinite,     From April 2002 to present,   N/A           N/A
Birthdate: 05/29/71                          5/02-Present    employee of BISYS Fund
                                                             Services; from September
                                                             1993 to April 2002,
                                                             employee of KPMG LLP
Frank J. Pavlak                 Vice         Indefinite,     From September 2004 to        N/A           N/A
Birthdate: 03/23/47             President,   9/04-Present    present, Senior Vice
                                Chief                        President and Chief
                                Compliance                   Compliance Officer, The
                                and AML                      BISYS Group, Inc.; from
                                Officer                      1999 to 2004, Director of
                                                             Compliance, Oppenheimer
                                                             Funds, Inc.; from 1981 to
                                                             1999, Branch Chief, U.S.
                                                             Securities & Exchange
                                                             Commission
Alaina V. Metz                  Assistant    Indefinite,     From June 1995 to present,    N/A           N/A
Birthdate: 04/07/67             Secretary    9/95-Present    employee, BISYS Fund
                                                             Services
Chris Sabato                    Assistant    Indefinite      From February 1993 to         N/A           N/A
Birthdate: 12/15/68             Treasurer    11/02-Present   present, employee of BISYS
                                                             Fund Services

     The officers of BB&T Funds receive no compensation directly from BB&T Funds for performing the duties of their offices. BISYS Fund Services, L.P. receives fees from BB&T Funds for acting as Administrator and BISYS Fund Services Ohio, Inc. receives fees from BB&T Funds for acting as Transfer Agent and for providing fund accounting services to BB&T Funds. Under the Adminis-tration Agreement between BB&T Funds and BISYS Fund Services, L.P. (the "Administrator"), the Administrator provides various administrative services, one of which includes providing individuals reasonably acceptable to the Funds' Board of Trustees to serve as officers of the Funds. Under the Administration Agreement for expenses assumed and services provided as manager and administrator, the Administrator receives a fee from each Fund equal to the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (0.20%) of such Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by BB&T Funds and the Administrator.

     The following table discloses the dollar range of equity securities beneficially owned by each Trustee and nominee for Trustee (i) in each Fund and
(ii) on an aggregate basis in any registered investment companies overseen by the Trustee within the same family of investment companies as the Trust as of December 31, 2003.

                                                                                     AGGREGATE DOLLAR
                                                                                           RANGE
                                                                                  OF EQUITY SECURITIES IN
                                                                                      ALL REGISTERED
                                                                                   INVESTMENT COMPANIES
                                                                                    OVERSEEN BY TRUSTEE
NAME OF TRUSTEE OR               DOLLAR RANGE OF EQUITY SECURITIES                   IN THE FAMILY OF
NOMINEE FOR TRUSTEE                        IN THE FUNDS                            INVESTMENT COMPANIES
-------------------              ---------------------------------                -----------------------
Thomas W. Lambeth    Small Company Growth Fund                 $1-$10,000         $1-$10,000
Robert W. Stewart    South Carolina Tax-Free Fund              >$100,000          >$100,000
                     Equity Index Fund                         $10,001-$50,000
                     Mid Cap Growth Fund                       $10,001-$50,000
                     Special Opportunity Fund                  $10,001-$50,000
                     Conservative Growth Fund                  $10,001-$50,000
Drew T. Kagan        Large Company Value Fund                  $10,001-$50,000    $10,001-$50,000
Laura C. Bingham     North Carolina Intermediate Tax-Free      $10,001-$50,000    $10,001-$50,000
                     Fund
Richard F. Baker*    Large Company Growth Fund                 $1-$10,000         $1-$10,000
W. Ray Long*         Intermediate U.S. Government Fund         >$100,000          >$100,000
                     Large Company Value Fund                  >$100,000
                     Balanced Fund                             $10,001-$50,000
                     Small Cap Growth Fund                     $1-$10,000
                     International Equity Fund                 $1-$10,000
Kenneth L. Miller    $0                                                           $0
Douglas Van Scoy     $0                                                           $0
James L. Roberts     $0                                                           $0

     To the best of the Trust's knowledge, as of August 11, 2004, the Officers and Trustees owned less than 1% of any class of any Fund.

* Mr. Baker resigned as a trustee of the BB&T Funds on April 2, 2004. Mr. Long resigned as a trustee of the BB&T Funds on May 9, 2004.

TRUSTEES COMPENSATION**

                              AGGREGATE                                                    TOTAL
                             COMPENSATION                                               COMPENSATION
                          FROM THE FUNDS FOR       PENSION OR                            FROM FUND
                           THE FISCAL YEAR     RETIREMENT BENEFITS   ESTIMATED ANNUAL     COMPLEX
                           ENDING SEPTEMBER    ACCRUED AS PART OF     BENEFITS UPON       PAID TO
NAME OF TRUSTEE                30, 2003           FUND EXPENSES         RETIREMENT        TRUSTEE
---------------           ------------------   -------------------   ----------------   ------------
William E. Graham, Jr.*        $22,500                None                 None           $22,500
Thomas W. Lambeth              $22,500                None                 None           $22,500
Robert W. Stewart              $22,500                None                 None           $22,500
Drew T. Kagan                  $22,500                None                 None           $22,500
Laura C. Bingham               $22,500                None                 None           $22,500
Richard F. Baker*              $22,500                None                 None           $22,500
W. Ray Long*                   $20,000                None                 None           $20,000
Kenneth L. Miller                 None                None                 None              None

 * Mr. Graham resigned as a trustee of the BB&T Funds on November 19, 2003. Mr. Baker resigned as a trustee of the BB&T Funds on April 2, 2004. Mr. Long resigned as a trustee of the BB&T Funds on May 9, 2004.

** Figures are for the Funds' fiscal year ended September 30, 2003. BB&T Funds includes twenty-six separate series.

     The following table lists the officers of the BB&T Funds who hold positions with affiliated persons or the principal underwriter of the BB&T Funds:

                    POSITIONS HELD WITH AFFILIATED PERSONS OR
NAME                PRINCIPAL UNDERWRITERS OF THE FUNDS
----                -----------------------------------------
George O. Martinez  BISYS Fund Services,
                    Senior Vice President-Client Services
James T. Gillespie  BISYS Fund Services, Director Client Services
Troy A. Sheets      BISYS Fund Services, Vice President
Alaina V. Metz      BISYS Fund Services, Vice President
Chris Sabato        BISYS Fund Services, Director
Frank Pavlak        The BISYS Group, Inc., Senior Vice President and
                    Chief Compliance Officer
E.G. Purcell, III   BB&T Asset Management, Inc., Senior Vice
                    President

REQUIRED VOTE

     A plurality of the votes cast in person or by proxy at the Special Meeting is required for the election of each Trustee. Shareholders of all Funds will vote together as a single class on Proposal 1.

                                   PROPOSAL 2

                 AMENDMENT, RECLASSIFICATION OR ELIMINATION OF
                    CERTAIN FUNDAMENTAL INVESTMENT POLICIES

     Each of the Funds has adopted investment policies that limit the nature and extent of the securities in which the Fund may invest. Under the 1940 Act, certain policies can only be changed by a vote of the shareholders of the affected fund, and are considered "fundamental." Policies governing certain matters are required by the 1940 Act to be fundamental, while other policies may be designated as fundamental at the election of the Fund. A number of the BB&T Funds' existing fundamental investment policies were adopted in response to legal, regulatory, business, or industry requirements or conditions that in many cases no longer prevail. BB&T Funds' management recommended changes to the Funds' investment policies that are designed to meet fully the requirements of the 1940 Act and the rules and regulations thereunder while providing the Funds' adviser and sub-advisers increased flexibility to respond to changes in the regulatory and economic landscape.

     Other than considering the viability of permitting certain Funds to acquire shares of series of certain exchange-traded funds consistent with exemptive relief granted by the SEC, BB&T Funds' management has indicated that it has no present intention of changing the investment process or portfolio of any Fund if the investment policies are modified as proposed. Rather, the modifications will help minimize the costs and delays that would be associated with holding future shareholders' meetings to revise fundamental investment policies and restrictions that have become outdated or inappropriate. These changes are also intended to standardize the policies across Funds, which will help the adviser and sub-advisers more efficiently and more easily monitor the Funds' compliance with applicable SEC regulations and other restrictions on investments.

     At a meeting on September 1, 2004, BB&T Funds' Board of Trustees approved the proposed changes to the Funds' fundamental investment policies and recommends that Shareholders of the affected Funds vote to approve each proposal. In certain cases, the Board is recommending that the language of a fundamental investment restriction or objective be modified. In other cases, the Board is recommending that a policy be eliminated altogether as unnecessarily restrictive. The Board of Trustees can change a non-fundamental investment policy without shareholder approval. Following is a summary and discussion of the proposed changes. The applicable current fundamental investment policies of the Funds and the proposed changes to them are listed in tabular form in Appendix A to this Proxy Statement.

PROPOSALS 2Ai AND 2Aii (ALL FUNDS, EXCEPT EQUITY INCOME FUND AND EQUITY INDEX
FUND)

  AMENDMENT OF RESTRICTIONS ON (i) BORROWING MONEY OR ISSUING SENIOR SECURITIES, MORTGAGING, PLEDGING OR HYPOTHECATING ASSETS AND (ii) LENDING

     Sections 8(b)(1)(B), (C) and (G) of the 1940 Act and Items 11(c)(1)(i),
(ii) and (vi) of Form N-1A (the SEC's statement of certain disclosure requirements that apply to mutual funds) require each Fund to set forth a fundamental policy indicating the extent to which the Fund may borrow money, issue senior securities and make loans. Under Section 18(f)(1) of the 1940 Act, the Funds may not issue senior securities, except the Funds may borrow for any purpose up to 33 1/3 % of total assets. Currently, certain Funds have investment policies that restrict their ability to enter into reverse repurchase agreements. These Funds also have policies that do not permit, in certain circumstances, a Fund to mortgage, pledge, or hypothecate assets, and limit certain purchases while borrowings are outstanding. The Board of Trustees is recommending that these policies be modified to standardize these policies across the Funds and conform the restrictions to the federal statutory and regulatory requirements. As modified, the policies would provide that

     "Each Fund may borrow money or lend to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations."

     "Each Fund may issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations."

     The current policies are more restrictive than applicable law. If the policies are revised, each Fund will be permitted to take actions with respect to borrowing money or lending or issuing senior securities to the fullest extent of the law. In addition, should the 1940 Act or the rules or regulations thereunder be amended, the policies will not restrict the Fund's ability and the Funds will not be required to hold an additional shareholder meeting to be able to take actions permitted by law.

PROPOSAL 2B (ALL FUNDS, EXCEPT INTERNATIONAL EQUITY FUND, PRIME MONEY MARKET FUND, EQUITY INCOME FUND AND EQUITY INDEX FUND)

  AMENDMENT OF RESTRICTIONS REGARDING PURCHASE OR SALE OF REAL ESTATE AND COMMODITIES AND OIL, GAS AND MINERALS

     Sections 8(b)(1)(F) of the 1940 Act and Item 11(c)(1)(v) of Form N-1A (the SEC's statement of certain disclosure requirements that apply to mutual funds) require each Fund to set forth a fundamental policy regarding the purchase and sale of real estate and commodities.

     Currently, several of the Funds have investment policies that restrict their ability to purchase and sell commodities and real estate, but carve out certain exceptions for options and futures contracts and/or securities secured by real estate or interests therein. Some of the Funds have policies that do not permit the Fund to invest in futures contracts.

     As modified, the policies would provide that

     "Each Fund may purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations."

     Additionally, some of the Funds have fundamental investment policies against investing in "oil, gas or mineral exploration leases or development programs." There is no federal requirement for such restrictions. The Funds' policies are based on no longer applicable laws and regulations of several states. The Board is recommending that these policies be eliminated.

PROPOSALS 2Ci AND 2Cii (INTERNATIONAL EQUITY FUND)

  AMENDMENT OF RESTRICTIONS REGARDING PURCHASE OR SALE OF (i) REAL ESTATE AND
  (ii) COMMODITIES AND OIL, GAS AND MINERAL EXPLORATION AND DEVELOPMENT PROGRAMS

     Sections 8(b)(1)(F) of the 1940 Act and Item 11(c)(1)(v) of Form N-1A (the SEC's statement of certain disclosure requirements that apply to mutual funds) require each Fund to set forth a fundamental policy regarding the purchase and sale of real estate and commodities. Currently, the International Equity Fund has an investment policy with respect to each of these items that is more restrictive than applicable law.

     As modified, the policies would provide that the:

     "International Equity Fund may purchase or sell real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

     "International Equity Fund may purchase or sell commodities, commodities contracts, or futures contracts to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations".

     Additionally, the International Equity Fund has fundamental investment policies against investing in "oil, gas or mineral exploration leases or development programs." There is no federal requirement for such restrictions. The Fund's policies are based on no longer applicable laws and regulations of several states. The Board is recommending that these policies be eliminated.

PROPOSAL 2D (ALL FUNDS, EXCEPT INTERNATIONAL EQUITY FUND, PRIME MONEY MARKET FUND, EQUITY INCOME FUND AND EQUITY INDEX FUND)

  AMENDMENT, RECLASSIFICATION, OR ELIMINATION OF RESTRICTIONS ON MARGIN TRANSACTIONS, SHORT SALES, AND JOINT PARTICIPATION IN SECURITIES TRADING ACCOUNTS

          a. Margin transactions

     Section 12(a)(1) of the 1940 Act makes it unlawful for an investment company, in contravention of any applicable SEC rules or orders, to purchase securities on margin except for such short-term credits as are necessary for the clearance of transactions. However, there are no applicable SEC rules or orders, nor does the 1940 Act require that funds state a fundamental investment policy regarding this matter. Similarly, while Item 11(b) of Form N-1A requires a description of any fundamental policy that a fund may have with respect to principal investment strategies and risks, instruction 3 to Item 4 excludes a negative strategy (e.g., a strategy not to invest in a particular type of security) from the definition of a principal investment strategy.

     Accordingly, the Board is recommending that the Funds' restrictions on margin lending be eliminated as fundamental and modified and restated as a non-fundamental policy. The non-fundamental policy would reflect the exception for clearing transactions that is permitted under the 1940 Act and the exception currently used by many mutual funds for margin deposits in connection with options, futures and forwards. The Board has approved the adoption by each Fund of a new non-fundamental policy to provide that:

     "Each Fund may not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and a Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments."

          b. Short sales

     Section 12(a)(3) of the 1940 Act makes it unlawful for an investment company, in contravention of applicable SEC rules or orders, to effect a short sale of any security, except in connection with an underwriting in which the fund is a participant. Also, as stated in Guide 9 to former Form N-1A, the SEC staff has viewed a short sale, other than a short sale "against the box," as the creation of a senior security. (A short sale "against the box" is a short sale of a security that the seller also owns or has the right to acquire.) As with margin transactions, however, there are no applicable SEC rules or orders, nor does the 1940 Act require that funds state a fundamental investment policy regarding this matter. Also, Guide 3 and Guide 9 to former Form N-1A, taken together, only require the description of any fundamental policy with respect to short sales if such policy exists.

     Accordingly, the Board is recommending that the Funds' restrictions on short selling be eliminated as fundamental and modified and restated as a non-fundamental policy. The non-fundamental policy would reflect the exception for short sales "against the box" that is permitted under the SEC staff interpretation of the 1940 Act. The Board has approved the adoption by each Fund of a new non-fundamental policy to provide that:

     "Each Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however, this policy does not prevent a Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments and a Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions."

          c. Joint participation in securities trading accounts

     Certain Funds have fundamental investment policies prohibiting joint participation in securities trading accounts. The restriction is derived from
Section 12(a)(2) of the 1940 Act, which makes it unlawful for an investment company, in contravention of applicable SEC rules or order, to participate on a joint or a joint and several basis in any trading account in securities, except in connection with an underwriting in which such registered investment company is a participant. However, there are no applicable SEC rules or orders, nor does the 1940 Act require that funds state a fundamental policy regarding this matter. Accordingly, the Board is recommending that this fundamental policy be eliminated.

PROPOSAL 2E (INTERNATIONAL EQUITY FUND)

 AMENDMENT AND RECLASSIFICATION OF RESTRICTIONS ON MARGIN TRANSACTIONS AND SHORT SALES

          a. Margin transactions

     Section 12(a)(1) of the 1940 Act makes it unlawful for an investment company, in contravention of any applicable SEC rules or orders, to purchase securities on margin except for such short-term credits as are necessary for the clearance of transactions. However, there are no applicable SEC rules or orders, nor does the 1940 Act require that funds state a fundamental investment policy regarding this matter. Similarly, while Item 11(b) of Form N-1A requires a description of any fundamental policy that a fund may have with respect to principal investment strategies and risks, instruction 3 to Item 4 excludes a negative strategy (e.g., a strategy not to invest in a particular type of security) from the definition of a principal investment strategy.

     Accordingly, the Board is recommending that the International Equity Fund's restrictions on margin lending be eliminated as fundamental and modified and restated as a non-fundamental policy. The non-fundamental policy would reflect the exception for clearing transactions that is permitted under the 1940 Act and the exception currently used by many mutual funds for margin deposits in connection with options, futures and forwards. The Board has approved the adoption by the Fund of a new non-fundamental policy to provide that:

     "The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments."

          b. Short sales

     Section 12(a)(3) of the 1940 Act makes it unlawful for an investment company, in contravention of applicable SEC rules or orders, to effect a short sale of any security, except in connection with an underwriting in which the fund is a participant. Also, as stated in Guide 9 to former Form N-1A, the SEC staff has viewed a short sale, other than a short sale "against the box," as the creation of a senior security. (A short sale "against the box" is a short sale of a security that the seller also owns or has the right to acquire.) As with margin transactions, however, there are no applicable SEC rules or orders, nor does the 1940 Act require that funds state a fundamental investment policy regarding this matter. Also, Guide 3 and Guide 9 to former Form N-1A, taken together, only require the description of any fundamental policy with respect to short sales if such policy exists.

     Accordingly, the Board is recommending that the International Equity Fund's restrictions on short selling be eliminated as fundamental and modified and restated as a non-fundamental policy. The non-fundamental policy would reflect the exception for short sales "against the box" that is permitted under the SEC staff interpretation of the 1940 Act. The Board has approved the adoption by the International Equity Fund of a new non-fundamental policy to provide that:

     "The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however, this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments and the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions."

PROPOSAL 2F (LARGE COMPANY VALUE FUND, KENTUCKY INTERMEDIATE TAX-FREE FUND, MARYLAND INTERMEDIATE TAX-FREE FUND, NORTH CAROLINA INTERMEDIATE TAX-FREE FUND, SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND, VIRGINIA INTERMEDIATE TAX-FREE FUND, WEST VIRGINIA INTERMEDIATE TAX-FREE FUND, SHORT U.S. GOVERNMENT FUND, INTERMEDIATE U.S. GOVERNMENT FUND AND U.S. TREASURY MONEY MARKET FUND)

 ELIMINATION OF THE RESTRICTION REGARDING INVESTMENT IN OTHER INVESTMENT
 COMPANIES

     Large Company Value Fund, Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, West Virginia Intermediate Tax-Free Fund, Short U.S. Government Fund, Intermediate U.S. Government Fund and U.S. Treasury Money Market Fund each currently have investment policies that provide, in relevant part, that each Fund may not:

     "Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; PROVIDED, HOWEVER, that (i) the Large Company Value Fund, the Kentucky Intermediate Tax-Free Fund, the Maryland Intermediate Tax-Free Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund, the West Virginia Intermediate Tax-Free Fund, the Short U.S. Government Fund and the Intermediate U.S. Government Fund may purchase securities of a money market fund, including securities of the U.S. Treasury Fund and the Prime Money Market Fund; and (ii) the Kentucky Intermediate Tax-Free Fund, the Maryland Intermediate Tax-Free Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund and the West Virginia Intermediate Tax-Free Fund may purchase securities of a money market fund which invests primarily in high quality short-term obligations exempt from Federal income tax, if, with respect to the Fund, immediately after such purchase, the acquiring Fund does not own in the aggregate (a) more than 3% of the acquired company's outstanding voting securities, (b) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring Fund, or (c) securities issued by the acquired company and all other investment companies (other than Treasury stock of the acquiring
     Fund) having an aggregate value in excess of 10% of the value of the acquiring Fund's total assets."

     The 1940 Act limits the amount that a Fund may invest in other investment companies, prohibiting the Fund from: (i) owing more than 3% of the total outstanding voting stock of a single other investment company; (ii) investing more than 5% of its total assets in the securities of a single other investment company; and (iii) investing more than 10% of its total assets in securities of all other investment companies. However, the Board is considering the viability of permitting certain Funds to acquire shares of series of certain exchange-traded funds "ETFs" in excess of the 5% and 10% limits described in this paragraph pursuant to exemptive relief granted by the SEC to certain ETFs. Also, under the 1940 Act, a Fund's policy with respect to investment in other investment companies is not required to be fundamental. The Board of Trustees is recommending that the policy be eliminated to allow each Fund to purchase shares of other investment companies in accordance with the 1940 Act and the rules and regulations promulgated thereunder and any exemptive orders issued by the SEC.

PROPOSAL 2G (NORTH CAROLINA INTERMEDIATE TAX-FREE FUND AND SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND)

  ELIMINATION OF THE RESTRICTION REGARDING INVESTMENTS IN PRIVATE ACTIVITY BONDS

     The North Carolina Intermediate Tax-Free Fund and the South Carolina Intermediate Tax-Free Fund have the following fundamental investment restriction:

     "The Fund may not invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation."

     No fundamental policy with respect to investments in private activity bonds is required under the 1940 Act, and this policy is based on no longer applicable concerns regarding the tax treatment of certain organizations under certain sections of the Internal Revenue Code.

PROPOSAL 2H (LARGE COMPANY GROWTH FUND)

  ELIMINATION OF A FUNDAMENTAL POLICY REGARDING INVESTMENT OF A CERTAIN PORTION OF ASSETS IN COMPANIES WITH A CERTAIN MARKET CAPITALIZATION

     Large Company Growth Fund has a fundamental policy that at least 65% of the Fund's total assets will be invested in companies whose market capitalization exceeds the mean capitalization of the companies in the S&P(R) 500 Index (the "65% fundamental policy"). The 1940 Act does not require a fundamental policy with respect to the market capitalization of the companies in which a Fund may invest.

     The Fund also has a non-fundamental policy that under normal circumstances it will invest at least 80% of its net assets plus borrowings in the securities of large companies (the "80% non-fundamental policy"). This policy will not be changed without 60 days' advance notice to shareholders. Large companies are those companies with market capitalizations within the range of those companies in the Russell 1000(R) Growth Index.

     The Board of Trustees recommends elimination of the 65% fundamental policy. The 65% fundamental policy and 80% non-fundamental policy has become incompatible under certain circumstances because the policies are based on different indexes. If the 65% fundamental policy is eliminated, the Board of Trustees intends to leave unchanged the 80% non-fundamental policy, which will ensure that, under normal circumstances, the substantial majority of the Fund's investments will be in large companies.

REQUIRED VOTE

     To be effective with respect to any Fund, each of Proposals 2A through 2H must receive the affirmative vote of "a majority of the outstanding voting securities" of the particular Fund entitled to vote on the proposal, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of a Fund means of the lesser of: (a) 67% or more of the outstanding Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, and
(b) more than 50% of the outstanding Shares of the Fund.

                PROPOSAL 3 (ALL FUNDS, EXCEPT EQUITY INDEX FUND)

                   TO APPROVE A MANAGER OF MANAGERS STRUCTURE

     On September 1, 2004, the Trustees, including a majority of the Trustees who are not interested persons of the Funds, as defined in the 1940 Act, unanimously approved on behalf of the Funds the proposed Manager of Managers Structure, which will permit a Fund to hire, terminate and replace sub-advisers more efficiently according to the judgment of the Board, Independent Trustees, and the investment adviser.

     At the present time, BB&TAM serves as investment adviser to the Funds pursuant to an investment advisory contract dated February 1, 2001, as amended and restated on May 23, 2003 (the "Investment Advisory Agreement"). Under the Investment Advisory Agreement, the Adviser may make the day-to-day investment decisions for a Fund or employ a sub-adviser at its expense to provide day-to-day management. Regardless of whether it employs a sub-adviser, Ad-viser continuously reviews, supervises and administers a Fund's investment programs.

     In order to employ the Manager of Managers Structure, the Funds and the Adviser currently must seek exemptive relief from the SEC to permit the Adviser, subject to certain conditions, including the prior approval of the Funds' Board of Trustees and shareholders, to appoint and replace subadvisers, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of a Fund without shareholder approval.* If exemptive relief is obtained from the SEC (there is no guarantee that it will be should the Funds file an application), the Adviser will have the ability to change the fee payable to a subadviser or appoint a new subadviser at a fee different than that paid to the current subadviser, which in turn may result in a different fee (higher or lower than the former fee) retained by the Adviser (but will not affect the investment advisory fee paid by a shareholder).

     At a Board meeting held on September 1, 2004, the Board unanimously approved the Manager of Managers Structure with respect to each Fund and also determined that is in the best interests of shareholders of such Funds to approve the Manager of Managers Structure. In reaching this conclusion, the Board determined that the Manager of Managers Structure will provide two principal benefits to shareholders. First, it will reduce fund expenses to the extent that a Fund employing the Manager of Managers Structure will not have to prepare and solicit proxies each time a sub-advisory agreement is entered into or materially amended. Second, it will enable a Fund employing the Manager of Managers Structure to operate more efficiently. In particular, it will permit a Fund to hire, terminate and replace sub-advisers more efficiently according to the judgment of the Board, Independent Trustees, and the Adviser.

REQUIRED VOTE

     To be effective with respect to any Fund, Proposal 3 must receive the affirmative vote of "a majority of the outstanding voting securities" of the particular Fund entitled to vote on the proposal, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of a Fund means of the lesser of: (a) 67% or more of the outstanding Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, and (b) more than 50% of the outstanding Shares of the Fund.

---------------

*On October 23, 2003, the SEC issued a proposed rule that would obviate the need to seek exemptive relief but would still require Board and shareholder approval. Should this proposed rule become final (there is no guarantee that it will), the Funds and their investment adviser intend to rely on such rule.

                             ADDITIONAL INFORMATION

                          OTHER MATTERS AND DISCRETION
                         OF PERSONS NAMED IN THE PROXY

     While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business that the management intends to present or knows that others will present is the business stated in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

     If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its or their approval have been received.

INVESTMENT ADVISER

     BB&T Asset Management, Inc. ("BB&T Asset Management" or the "Adviser") is the adviser for the Funds. BB&T Asset Management is a wholly-owned subsidiary of BB&T Corporation ("BB&T"), a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of March 31, 2004, BB&T had assets of approximately $94.3 billion and BB&T Asset Management had assets under management of approximately $15.7 billion. Through its subsidiaries, BB&T operates over 1,350 banking offices in Alabama, Florida, Georgia, Indiana, Kentucky, Tennessee, Maryland, North Carolina, South Carolina, Virginia, West Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.

INVESTMENT SUB-ADVISERS

     INTERNATIONAL EQUITY FUND. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the sub-adviser to the International Equity

Fund, pursuant to a Sub-advisory Agreement with BB&T Asset Management. UBS Global AM, located at One North Wacker Drive, Chicago, IL 60606, began managing institutional assets in 1974 through its predecessor entities, including Brinson Partners, Inc. and First Chicago Investment Advisors. Swiss Bank Corporation ("SBC") acquired the firm in 1995. In 1998, SBC merged with Union Bank of Switzerland to form UBS AG. UBS Global AM is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of March 31, 2004, UBS Global AM had approximately $53.8 billion in assets under management and the Group had approximately $475 billion in assets under management.

     SPECIAL OPPORTUNITIES EQUITY FUND. Scott & Stringfellow, Inc. ("Scott & Stringfellow" or the "Sub-Adviser") serves as the sub-adviser to the Special Opportunities Equity Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Scott & Stringfellow's address is: 909 E. Main Street, Richmond, Virginia 23219. Scott & Stringfellow is a wholly-owned subsidiary of BB&T. As of March 31, 2004, Scott & Stringfellow had over $15 million in assets under management. Founded in 1893, Scott & Stringfellow operates as a full-service regional brokerage and investment banking firm serving individual, institutional, corporate and municipal clients.

     PRIME MONEY MARKET FUND. Federated Investment Management Company ("Federated IMC") serves as the sub-adviser to the Prime Money Market Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Federated IMC's address is: Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated IMC and other subsidiaries of Federated Investors, Inc. advise approximately 185 mutual funds and separate accounts, which totaled approximately $194 billion in assets as of March 31, 2004. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,600 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

     EQUITY INCOME FUND. Scott & Stringfellow serves as the sub-adviser to the Equity Income Fund.

ADMINISTRATOR

     BISYS Fund Services, LP (the "Administrator"), an Ohio limited partnership with its principal business offices at 3435 Stelzer Road, Columbus, Ohio 43219 serves as administrator to each Fund. The Administrator is wholly owned by The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

DISTRIBUTOR

     BISYS Fund Services, LP, a wholly-owned subsidiary of The BISYS Group, Inc., with its principal business offices at 3435 Stelzer Road, Columbus, Ohio 43219, serves as distributor to each Fund.

INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG LLP ("KPMG") has been selected as independent auditors. KPMG's address is 191 West Nationwide Boulevard, Suite 500, Columbus, Ohio 43215. A representative of KPMG will not be present at the Special Meeting, but will be available by telephone, will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

     AUDIT FEES.* The aggregate fees billed by KPMG for professional services rendered in connection with the audit of the Equity Index Fund's annual financial statements for the fiscal year ended December 31, 2003 were approximately $11,865. For the fiscal year ended December 31, 2002, audit fees for the Equity Index Fund were approximately $11,300.

     AUDIT-RELATED FEES.* The aggregate fees billed by KPMG for audit-related services rendered on behalf of the Equity Index Fund for the fiscal year ended December 31, 2003, which consisted of a review of a registration statement on Form N-1A, were approximately $3,750. There were no audit-related fees billed by KPMG with respect to the Equity Index Fund for the fiscal year ended December 31, 2002.

     TAX FEES.* There were no tax fees (i.e., tax compliance, tax advice, and tax planning services) billed by KPMG with respect to the Equity Index Fund for the fiscal years ended December 31, 2003 or 2002.

     AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.* The Equity Index Fund's Audit Committee charter requires that the Audit Committee shall pre-approve all auditing services for the Fund and permitted non-audit services (including the fees for such services and terms thereof) to be performed by the Fund's independent public accountants for the Fund or the Fund's investment adviser and any affiliate of the Fund's investment adviser that provides ongoing services to the Fund where the nature of the non-audit services has a direct impact on the operations or financial reporting of the Fund. There are two methods by which pre-approval can be accomplished.

     Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee's responsibilities under the Securities Exchange Act of 1934, as amended (the "Exchange Act") to the Fund's management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). The Chairman of the Audit Committee has the authority to grant pre-approvals of audit and permissible non-audit services by the independent public accountants, provided that all pre-approvals by the Chairman must be presented to the full Audit Committee at its next scheduled meeting. The Fund will provide for appropriate funding as determined by the Audit Committee, for payment of compensation to the independent public accountants and to any consultants, experts or advisors engaged by the Committee.

     AGGREGATE NON-AUDIT FEES.* The aggregate non-audit fees billed by KPMG for services rendered to the Equity Index Fund, the Fund's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund were $1,796,600 and $6,111,200 for the fiscal year ended December 31, 2003 and December 31, 2002, respectively.

SHARE OWNERSHIP INFORMATION

     To the best of the Trust's knowledge, as of August 11, 2004, the Officers and Trustees of BB&T Funds, as a group, owned less than one percent of the Shares of any Fund of BB&T Funds.

     The table below indicates each additional person known by BB&T Funds to own beneficially 5% or more of the Shares of the following Funds of BB&T Funds as of August 11, 2004.

                  EQUITY INCOME FUND -- CLASS B SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Scott Stringfellow Inc                           12,012.012     11.469%
  909 East Main Street
  Richmond, VA 23219

               EQUITY INCOME FUND -- INSTITUTIONAL SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Wilbranch & Co                                2,000,000.000     97.985%
  EB No Fee Dr
  223 W Nash St
  Wilson NC 27894

---------------

* As of the date of this proxy statement, current federal law requires disclosure of this information for the Equity Index Fund only.

                  EQUITY INDEX FUND -- CLASS A SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Branch Banking & Trust Co                     9,568,669.565     57.793%
  Daily Recordkeeping Plans
  434 Fayetteville St
  4th Floor
  Attn Corp Employee Benefit Serv/OPS Mgr
  Raleigh NC 276011767

Wilbranch & Co                                4,096,633.820     24.743%
  EB No Fee Dr
  223 W Nash St
  Wilson NC 27894


                  EQUITY INDEX FUND -- CLASS C SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
MCB Trust Services Cust or Trustee               13,598.992     11.825%
  KRB Seed Company LLC
  700 17th St Ste 150
  Denver CO 80202

MCB Trust Services Cust or Trustee               30,371.296     26.410%
  Rehabilitation Specialists PL
  700 17th St Ste 500
  Denver CO 80202


                 LARGE COMPANY VALUE -- CLASS C SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
A Wayne Annas                                     2,059.695     22.751%
  Carolyn B Annas
  P O Box 563
  Valdese NC 28690

MCB Trust Services Cust                           1,562.800     17.262%
  Charton Management Inc 401K Plan
  700 17th St
  Suite 300
  Denver CO 80202

MCB Trust Services Cust or Trustee FBO            2,401.352     26.524%
  Prime Health Incorporated
  700 17th St Ste 150
  Denver CO 80202


              LARGE COMPANY VALUE -- INSTITUTIONAL SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Branch Banking & Trust Co                     9,607,320.390     27.046%
  Daily Recordkeeping Plans
  434 Fayetteville St
  4th Floor
  Attn Corp Employee Benefit Serv/OPS Mgr
  Raleigh NC 276011767

Wilbranch & Co                               13,922,985.387     39.195%
  PT No Fee Cash
  223 W Nash St
  Wilson NC 27894

Wilbranch & Co                                7,521,152.378     21.173%
  EB No Fee Dr
  223 W Nash St
  Wilson NC 27894

              LARGE COMPANY GROWTH FUND -- CLASS A SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Ambro and Company                               118,471.807     10.906%
  628 Main St
  PO Box 191
  Danville VA 24540

              LARGE COMPANY GROWTH FUND -- CLASS C SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Richard G Blake                                     529.101     15.336%
  3525 Lewis Loop
  SE
  Bolivia NC 28422

MCB Trust Services Cust or Trustee                1,543.160     44.728%
  Mid State Petroleum
  700 17th St Ste 150
  Denver CO 80202

Teresa L Luhn                                       689.068     19.972%
  PO Box 48525
  Cumberland NC 28331

           LARGE COMPANY GROWTH FUND -- INSTITUTIONAL SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Branch Banking & Trust Co                     8,606,574.698     21.239%
  Daily Recordkeeping Plans
  434 Fayetteville St
  4th Floor
  Attn Corp Employee Benefit Serv/OPS Mgr
  Raleigh NC 276011767

Wilbranch & Co                               15,851,978.223     39.119%
  PT No Fee Cash
  223 W Nash St
  Wilson NC 27894

Wilbranch & Co                               10,528,706.848     25.982%
  EB No Fee Dr
  223 W Nash St
  Wilson NC 27894

                  MID CAP VALUE FUND -- CLASS C SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
MCB Trust Services Cust or Trustee                9,617.552     28.696%
  Rehabilitation Specialists PL
  700 17th St Ste 150
  Denver CO 80202

               MID CAP VALUE FUND -- INSTITUTIONAL SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Branch Banking & Trust Co                     1,938,869.163     16.409%
  Daily Recordkeeping Plans
  434 Fayetteville St
  4th Floor
  Attn Corp Employee Benefit Serv/OPS Mgr
  Raleigh NC 276011767

Wilbranch & Co                                5,562,541.471     47.075%
  PT No Fee Cash
  223 W Nash St
  Wilson NC 27894

Wilbranch & Co                                3,426,858.166     29.001%
  EB No Fee Dr
  223 W Nash St
  Wilson NC 27894

                 MID CAP GROWTH FUND -- CLASS C SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
MCB Trust Services Cust or Trustee               14,554.100     76.297%
  Mid State Petroleum
  700 17th St Ste 150
  Denver CO 80202

MCB Trust Services Cust                           2,777.454     14.560%
  Charton Management Inc 401K Plan
  700 17th St
  Suite 300
  Denver CO 80202

              MID CAP GROWTH FUND -- INSTITUTIONAL SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Wilbranch & Co                                5,871,123.333     56.265%
  PT No Fee Cash
  223 W Nash St Wilson NC 27894

Wilbranch & Co                                2,176,643.314     20.860%
  EB No Fee Dr
  223 W Nash St
  Wilson NC 27894

Branch Banking & Trust Co                     1,510,789.389     14.478%
  Daily Recordkeeping Plans
  434 Fayetteville St
  4th Floor
  Attn Corp Employee Benefit Serv/OPS Mgr
  Raleigh NC 276011767

               SMALL COMPANY VALUE FUND -- CLASS A SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Pershing LLC                                      8,340.439     34.324%
  P O Box 2052
  Jersey City NJ 073039998

               SMALL COMPANY VALUE FUND -- CLASS B SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Danny Young                                       1,782.783     18.793%
  6035 George Hildebran School Road
  Hickory NC 28602

Michael Steven Estep                              1,204.714     12.699%
  4949 Antioch Church Rd
  Matthews NC 281048958

               SMALL COMPANY VALUE FUND -- CLASS B SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------

Valerie L Ireland                                 1,569.352     16.543%
  134 Canebreak Dr
  Greer SC 29650

Ameritrade Inc FBO                                1,300.000     13.704%
  PO Box 2226
  Omaha NE 681032226

               SMALL COMPANY VALUE FUND -- CLASS C SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
BISYS Fund Services Inc                             100.994    100.000%
  3435 Stelzer Rd
  Attn Corporate Finance
  Columbus OH 43219

            SMALL COMPANY VALUE FUND -- INSTITUTIONAL SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Wilbranch & Co                                1,546,522.752     33.661%
  PT No Fee Cash
  223 W Nash St
  Wilson NC 27894

Wilbranch & Co                                2,421,393.685     52.704%
  EB No Fee Dr
  223 W Nash St
  Wilson NC 27894

              SMALL COMPANY GROWTH FUND -- CLASS C SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
MCB Trust Services Cust or Trustee FBO            1,961.959     57.083%
  Bergeron Builders Inc
  700 17th Street Suite 150
  Denver CO 80202

MCB Trust Services Cust or Trustee                  932.191     27.122%
  Wetland & Environmental Service
  700 17th St Ste 150
  Denver CO 80202

MCB Trust Services Cust or Trustee                  403.064     11.727%
  Mid State Petroleum
  700 17th St Ste 150
  Denver CO 80202

           SMALL COMPANY GROWTH FUND -- INSTITUTIONAL SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Branch Banking & Trust Co                     3,305,707.316     44.984%
  Daily Recordkeeping Plans
  434 Fayetteville St
  4th Floor
  Attn Corp Employee Benefit Serv/OPS Mgr
  Raleigh NC 276011767

Wilbranch & Co                                1,757,522.536     23.916%
  PT No Fee Cash
  223 W Nash St
  Wilson NC 27894

Wilbranch & Co                                1,658,838.884     22.574%
  EB No Fee Dr
  223 W Nash St
  Wilson NC 27894

              INTERNATIONAL EQUITY FUND -- CLASS C SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
BISYS Fund Services Inc                             100.593     35.834%
  3435 Stelzer Rd
  Attn Corporate Finance
  Columbus OH 43219

Sharon J Ward                                        89.190     31.772%
  4564 Woodrum Ln
  Charleston WV 25313

Samuel K Ward                                        90.566     32.262%
  4564 Woodrum Ln
  Charleston WV 25313

           INTERNATIONAL EQUITY FUND -- INSTITUTIONAL SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Wilbranch & Co                                9,241,348.023     32.677%
  PT No Fee Cash
  223 W Nash St
  Wilson NC 27894

Wilbranch & Co                               13,299,140.770     47.025%
  EB No Fee Dr
  223 W Nash St
  Wilson NC 27894

          SPECIAL OPPORTUNITIES EQUITY FUND -- CLASS A SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
JP Morgan Invest LLC FBO                        199,202.826     11.111%
  One Beacon Street 18th Floor
  Boston MA 021083102

       SPECIAL OPPORTUNITIES EQUITY FUND -- INSTITUTIONAL SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Wilbranch & Co                                2,772,652.870     93.383%
  EB No Fee Dr
  223 W Nash St
  Wilson NC 27894

              SHORT U.S. GOVERNMENT FUND -- CLASS A SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Henry Fibers Inc                                103,493.084     11.417%
  PO Box 1675
  Attn George F Henry Jr President
  Gastonia NC 28053

Pershing LLC                                    104,189.140     11.494%
  P O Box 2052
  Jersey City NJ 073039998

The Bateman Company                              98,552.600     10.872%
  PO Box 869
  Macon GA 31202

           SHORT U.S. GOVERNMENT FUND -- INSTITUTIONAL SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Wilbranch & Co                               12,266,545.523     61.314%
  PT No Fee Cash
  223 W Nash St
  Wilson NC 27894

Wilbranch & Co                                5,515,133.133     27.567%
  EB No Fee Dr
  223 W Nash St
  Wilson NC 27894

          INTERMEDIATE U.S. GOVERNMENT FUND -- CLASS A SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Branch Banking & Trust Co                       387,818.800     33.458%
  Daily Recordkeeping Plans
  434 Fayetteville St
  4th Floor
  Attn Corp Employee Benefit Serv/OPS Mgr
  Raleigh NC 276011767

          INTERMEDIATE U.S. GOVERNMENT FUND -- CLASS C SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
MCB Trust Services Cust or Trustee                8,916.788     15.137%
  Neighbors Stores Inc
  700 17th St Ste 150
  Denver CO 80202

MCB Trust Services Cust                           8,612.482     14.621%
  Charton Management Inc 401K Plan
  700 17th St
  Suite 300
  Denver CO 80202

       INTERMEDIATE U.S. GOVERNMENT FUND -- INSTITUTIONAL SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Branch Banking & Trust Co                     9,111,396.745     17.412%
  Daily Recordkeeping Plans
  434 Fayetteville St
  4th Floor
  Attn Corp Employee Benefit Serv/OPS Mgr
  Raleigh NC 276011767

Wilbranch & Co                               25,512,112.229     48.754%
  PT No Fee Cash
  223 W Nash St
  Wilson NC 27894

Wilbranch & Co                               13,623,594.559     26.035%
  EB No Fee Dr
  223 W Nash St
  Wilson NC 27894

           INTERMEDIATE CORPORATE BOND FUND -- CLASS A SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Branch Banking & Trust Co                        40,583.996     11.335%
  Daily Recordkeeping Plans
  434 Fayetteville St
  4th Floor
  Attn Corp Employee Benefit Serv/OPS Mgr
  Raleigh NC 276011767

           INTERMEDIATE CORPORATE BOND FUND -- CLASS C SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Donaldson Lufkin Jenrette                        10,003.420     42.782%
  Securities Corporation Inc
  P O Box 2052
  Jersey City NJ 073039998

Pershing Llc                                      2,396.740     10.250%
  P O Box 2052
  Jersey City NJ 073039998

        INTERMEDIATE CORPORATE BOND FUND -- INSTITUTIONAL SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Wilbranch & Co                               13,568,018.476     53.472%
  PT No Fee Cash
  223 W Nash St
  Wilson NC 27894

Wilbranch & Co                                8,606,774.260     33.920%
  EB No Fee Dr
  223 W Nash St
  Wilson NC 27894

      KENTUCKY INTERMEDIATE TAX-FREE FUND -- INSTITUTIONAL SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Wilbranch & Co                                1,425,103.454     99.451%
  PT No Fee Cash
  223 W Nash St
  Wilson NC 27894

         MARYLAND INTERMEDIATE TAX-FREE FUND -- CLASS A SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Edward M Beard                                   10,019.164     16.650%
  1706 Sullivan Road
  Westminster MD 21157

         MARYLAND INTERMEDIATE TAX-FREE FUND -- CLASS A SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------

Carol A Deprato                                   9,742.221     16.190%
  Donald L Deprato Jtwros
  6209 44th Place
  Riverdale MD 20737

Pershing LLC                                      8,638.228     14.355%
  P O Box 2052
  Jersey City NJ 073039998

      MARYLAND INTERMEDIATE TAX-FREE FUND -- INSTITUTIONAL SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Wilbranch & Co                                  780,852.253     98.780%
  PT No Fee Cash
  223 W Nash St
  Wilson NC 27894

      NORTH CAROLINA INTERMEDIATE TAX-FREE FUND -- CLASS A SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
R L Honbarrier Co                               248,246.081     11.675%
  1507 Crestlin Rd
  High Point NC 27260

   NORTH CAROLINA INTERMEDIATE TAX-FREE FUND -- INSTITUTIONAL SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Wilbranch & Co                                9,205,391.144     99.855%
  PT No Fee Cash
  223 W Nash St
  Wilson NC 27894

   SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND -- INSTITUTIONAL SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Wilbranch & Co                                1,662,946.662    100.000%
  PT No Fee Cash
  223 W Nash St
  Wilson NC 27894

         VIRGINIA INTERMEDIATE TAX-FREE FUND -- CLASS A SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Ambro And Company                               351,225.118     33.522%
  628 Main St
  PO Box 191
  Danville VA 24540

      VIRGINIA INTERMEDIATE TAX-FREE FUND -- INSTITUTIONAL SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Wilbranch & Co                                5,703,658.592     98.386%
  PT No Fee Cash
  223 W Nash St
  Wilson NC 27894

    WEST VIRGINIA INTERMEDIATE TAX-FREE FUND -- INSTITUTIONAL SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Wilbranch & Co                                6,299,835.468     99.057%
  PT No Fee Cash
  223 W Nash St
  Wilson NC 27894

               PRIME MONEY MARKET FUND -- CLASS A SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Scott & Stringfellow Omnibus Fund            384,371,506.460    91.564%
  909 E Main St
  Richmond, VA 23219

               PRIME MONEY MARKET FUND -- CLASS C SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
MSC Trust Services Cust or Trustee               71,703.310     14.475%
  LEK Services Inc
  700 17th St Ste 150
  Denver CO 80202

MCB Trust Services Cust or Trustee               56,157.770     11.337%
  Neighbors Stores Inc
  700 17th St Ste 150
  Denver CO 80202

MCB Trust Services Cust or Trustee               61,723.640     12.461%
  Holiday Kampers and Boats
  700 17th Street Ste 150
  Denver CO 80202

               PRIME MONEY MARKET FUND -- CLASS C SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------

MCB Trust Services Cust or Trustee              175,030.590     35.335%
  Comdoc Business Systems Inc
  700 17th St Ste 150
  Denver CO 80202

            PRIME MONEY MARKET FUND -- INSTITUTIONAL SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Wilbranch                                    444,805,798.930    80.113%
  P O Box 2887
  Attn J Michael Pollock
  Wilson NC 278941847

BISYS Fund Services                          56,896,243.690     10.247%
  BB&T Sweep Customers
  3435 Stelzer Rd
  Attn Chris Weber
  Columbus OH 43219

           U.S. TREASURY MONEY MARKET FUND -- CLASS A SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Scott & Stringfellow Omnibus Fund            97,961,853.600     77.132%
  909 E Main St
  Richmond VA 23219

Pershing                                     22,659,930.620     17.842%
  1 Pershing Plaza
  Attn Cash Mgt Services -- 9th Floor
  Jersey City NJ 07399

           U.S. TREASURY MONEY MARKET FUND -- CLASS B SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Louis D Benton                                  112,181.790     12.430%
  Dorothy B Benton
  4500 Baker St
  Little River SC 29566

           U.S. TREASURY MONEY MARKET FUND -- CLASS C SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
BISYS Fund Services Inc                           4,978.510    100.000%
  3435 Stelzer Rd
  Attn Corporate Finance
  Columbus OH 43219

        U.S. TREASURY MONEY MARKET FUND -- INSTITUTIONAL SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Wilbranch                                    761,288,257.960    78.153%
  P O Box 2887
  Attn J Michael Pollock
  Wilson NC 278941847

Branch Banking & Trust Co                    179,108,355.147    18.387%
  Daily Recordkeeping Plans
  434 Fayetteville St
  4th Floor
  Attn Corp Employee Benefit Serv/OPS Mgr
  Raleigh NC 276011767

       CAPITAL MANAGER CONSERVATIVE GROWTH FUND -- CLASS C SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Tommy F Lopez                                     3,134.669     16.195%
  4700 Wilsham Court
  Charlotte NC 28226

Florence Marie McGee                              6,171.508     31.886%
  PO Box 1476
  Maggie Valley NC 28751

Delbert L Leadmon                                 2,232.784     11.536%
  Rt 1 Box 129 J
  Walker WV 26180

    CAPITAL MANAGER CONSERVATIVE GROWTH FUND -- INSTITUTIONAL SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Branch Banking & Trust Co                     4,534,208.435     62.775%
  Daily Recordkeeping Plans
  434 Fayetteville St
  4th Floor
  Attn Corp Employee Benefit Serv/OPS Mgr
  Raleigh NC 276011767

Wilbranch & Co                                2,364,012.676     32.729%
  EB No Fee Dr
  223 W Nash St
  Wilson NC 27894

         CAPITAL MANAGER MODERATE GROWTH FUND -- CLASS A SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Branch Banking & Trust Co                       306,646.329     14.042%
  Daily Recordkeeping Plans
  434 Fayetteville St
  4th Floor
  Attn Corp Employee Benefit Serv/OPS Mgr
  Raleigh NC 276011767

         CAPITAL MANAGER MODERATE GROWTH FUND -- CLASS C SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
MCB Trust Services Cust or Trustee FBO            4,429.151     22.256%
  Hilton Head Automotive LLC
  700 17th Street Suite 150
  Denver CO 80202

MCB Trust Services Cust or Trustee FBO            3,895.203     19.573%
  Prime Health Incorporated
  700 17th St Ste 150
  Denver CO 80202

Yvonne G Turman                                   2,638.523     13.258%
  James L Turman Jtwros
  76 Racking Express Lane
  Laurel Fork VA 24352

Patricia F Chandler                               2,511.416     12.619%
  2440 Cloverdale Rd
  Bremo Bluff VA 23022

      CAPITAL MANAGER MODERATE GROWTH FUND -- INSTITUTIONAL SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Branch Banking & Trust Co                     1,141,334.121     31.288%
  Daily Recordkeeping Plans
  434 Fayetteville St
  4th Floor
  Attn Corp Employee Benefit Serv/OPS Mgr
  Raleigh NC 276011767

Wilbranch & Co                                2,338,009.980     64.093%
  EB No Fee Dr
  223 W Nash St
  Wilson NC 27894

             CAPITAL MANAGER GROWTH FUND -- CLASS C SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Stephen E Campbell                                1,646.418     20.470%
  Mary W Campbell
  112 Starboard Ln
  Moneta VA 24121

Pershing LLC                                      2,921.966     36.329%
  P O Box 2052
  Jersey City NJ 073039998

John R Sartain                                    1,304.920     16.224%
  3429 Roy Messer
  White Pine TN 37890

Stanley S Tao                                     1,148.455     14.279%
  302 Turnberry Pt
  Barboursville WV 255041948

          CAPITAL MANAGER GROWTH FUND -- INSTITUTIONAL SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Branch Banking & Trust Co                       726,609.176     23.017%
  Daily Recordkeeping Plans
  434 Fayetteville St
  4th Floor
  Attn Corp Employee Benefit Serv/OPS Mgr
  Raleigh NC 276011767

Wilbranch & Co                                2,329,346.171     73.787%
  EB No Fee Dr
  223 W Nash St
  Wilson NC 27894

             CAPITAL MANAGER EQUITY FUND -- CLASS A SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Branch T Co                                      58,642.585     16.577%
  Daily R Plans
  434 Fayetteville St
  4th Floor
  Attn Corp Employee Benefit Serv/OPS Mgr
  Raleigh NC 276011767

             CAPITAL MANAGER EQUITY FUND -- CLASS C SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Pershing LLC                                      2,754.545     30.374%
  P O Box 2052
  Jersey City NJ 073039998

John R Sartain                                    5,694.761     62.795%
  3429 Roy Messer
  White Pine TN 37890

          CAPITAL MANAGER EQUITY FUND -- INSTITUTIONAL SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------
Branch Banking & Trust Co                       546,501.363     25.684%
  Daily Recordkeeping Plans
  434 Fayetteville St
  4th Floor
  Attn Corp Employee Benefit Serv/OPS Mgr
  Raleigh NC 276011767

Wilbranch & Co                                1,516,060.029     71.250%
  EB No Fee Dr
  223 W Nash St
  Wilson NC 27894

     If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope (or vote by telephone or the Internet) to avoid unnecessary expense and delay. No postage is necessary.

September 15, 2004

     YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY VOTING BY TELEPHONE OR THE INTERNET OR MARKING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.)

     IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

                                   APPENDIX A
                              PROPOSED CHANGES TO
                        FUNDAMENTAL INVESTMENT POLICIES

--------------------------------------------------------------------------------------
                                                                       PROPOSED
                                            CURRENT FUNDAMENTAL   FUNDAMENTAL POLICY
PROPOSAL                 FUNDS AFFECTED           POLICY         (OR COURSE OF ACTION)
--------------------------------------------------------------------------------------
2A. Amendment of       All Funds, except    Each of the Funds    Fundamental policies:
restrictions on(i)     Equity Income Fund   may not:             (i) Each Fund may
borrowing money or     and Equity Index     Borrow money or      borrow money or lend
issuing senior         Fund                 issue senior         to the extent
securities,                                 securities, except   permitted by the
mortgaging, pledging                        that a Fund may      Investment Company
or hypothecating                            borrow from banks    Act of 1940, or the
assets and (ii)                             or enter into        rules or regulations
lending                                     reverse repurchase   thereunder as such
                                            agreements for       statute, rules or
                                            temporary purposes   regulations may be
                                            in amounts up to     amended from time to
                                            10% (one-third with  time, or by
                                            respect to the       regulatory guidance
                                            Prime Money Market   or interpretation of
                                            Fund and the         such statute, rules
                                            International        or regulations.
                                            Equity Fund) of the  (ii) Each Fund may
                                            value of its total   issue senior
                                            assets at the time   securities to the
                                            of such borrowing;   extent permitted by
                                            or mortgage,         the Investment
                                            pledge, or           Company Act of 1940,
                                            hypothecate any      or the rules or
                                            assets, except in    regulations
                                            connection with any  thereunder as such
                                            such borrowing and   statute, rules or
                                            in amounts not in    regulations may be
                                            excess of            amended from time to
                                            (one-third of the    time, or by
                                            value of the Fund's  regulatory guidance
                                            total assets at the  or interpretation of
                                            time of such         such statute, rules
                                            borrowing with       or regulations.
                                            respect to the
                                            Prime Money Market
                                            Fund and the
                                            International
                                            Equity Fund) the
                                            lesser of the
                                            dollar amounts
                                            borrowed or 10% of
                                            the value of a
                                            Fund's total assets
                                            at the time of its
                                            borrowing. Each of
                                            the Funds (except
                                            the U.S. Treasury
                                            Fund) will not
                                            purchase securities

--------------------------------------------------------------------------------------
                                                                       PROPOSED
                                            CURRENT FUNDAMENTAL   FUNDAMENTAL POLICY
PROPOSAL                 FUNDS AFFECTED           POLICY         (OR COURSE OF ACTION)
--------------------------------------------------------------------------------------
                                            while borrowings
                                            (including reverse
                                            repurchase
                                            agreements) in
                                            excess of 5% of its
                                            total assets are
                                            outstanding. The
                                            U.S. Treasury Fund
                                            will not purchase
                                            securities while
                                            borrowings are
                                            outstanding.

2B. Amendment of       All Funds except     The Fund may not:    Fundamental policy:
restrictions           International        Purchase or sell     Each Fund may
regarding purchase or  Equity Fund, Prime   commodities,         purchase or sell
sale of real estate    Money Market Fund,   commodity contracts  commodities,
and commodities and    Equity Income Fund   (including futures   commodities
oil, gas and minerals  and Equity Index     contracts, with      contracts, futures
                       Fund                 respect to each      contracts, or real
                                            Fund other than the  estate to the extent
                                            Intermediate         permitted by the
                                            Corporate Bond       Investment Company
                                            Fund, the Large      Act of 1940, or the
                                            Company Growth       rules or regulations
                                            Fund, the Small      thereunder.
                                            Company Value Fund,
                                            the Small Company
                                            Growth Fund, the
                                            Mid Cap Growth, the
                                            Mid Cap Value, the
                                            Special
                                            Opportunities Fund,
                                            and the Funds of
                                            Funds, which may
                                            purchase futures
                                            contracts) oil, gas
                                            or mineral
                                            exploration or
                                            development
                                            programs, or real
                                            estate (although
                                            investments by the
                                            Large Company Value
                                            Fund, the Kentucky
                                            Fund, the Maryland
                                            Fund, the North
                                            Carolina Fund, the
                                            South Carolina
                                            Fund, the

--------------------------------------------------------------------------------------
                                                                       PROPOSED
                                            CURRENT FUNDAMENTAL   FUNDAMENTAL POLICY
PROPOSAL                 FUNDS AFFECTED           POLICY         (OR COURSE OF ACTION)
--------------------------------------------------------------------------------------
                                            Virginia Fund, the
                                            West Virginia Fund,
                                            the Short Fund, the
                                            Intermediate U.S.
                                            Government Fund,
                                            the Intermediate
                                            Corporate Bond
                                            Fund, the Balanced
                                            Fund, the Large
                                            Company Growth
                                            Fund, the Small
                                            Company Value Fund,
                                            the Small Company
                                            Growth Fund, the
                                            Mid Cap Growth
                                            Fund, the Mid Cap
                                            Value Fund, the
                                            Special
                                            Opportunities Fund,
                                            and the Funds of
                                            Funds in marketable
                                            securities of
                                            companies engaged
                                            in such activities
                                            and in securities
                                            secured by real
                                            estate or interests
                                            therein are not
                                            hereby precluded).

2C. Amendment of       International        The Fund may not:    Fundamental policies:
restrictions           Equity Fund          Purchase or sell     (i) International
regarding purchase or                       real estate, except  Equity Fund may
sale of (i) real                            that the Fund may    purchase or sell real
estate and (ii)                             purchase securities  estate to the extent
commodities and oil,                        of issuers which     permitted by the
gas and mineral                             deal in real estate  Investment Company
exploration and                             and may purchase     Act of 1940, or the
development programs                        securities which     rules or regulations
                                            are secured by       thereunder.
                                            interests in real
                                            estate.

                                            Purchase or sell     (ii) International
                                            commodity            Equity Fund may
                                            contracts, or        purchase or sell
                                            invest in oil, gas   commodities,
                                            or mineral           commodities contracts
                                            exploration or       or futures contracts,
                                            development          to the extent
                                            programs, except     permitted by
                                            that the Fund may,

--------------------------------------------------------------------------------------
                                                                       PROPOSED
                                            CURRENT FUNDAMENTAL   FUNDAMENTAL POLICY
PROPOSAL                 FUNDS AFFECTED           POLICY         (OR COURSE OF ACTION)
--------------------------------------------------------------------------------------
                                            to the extent        the Investment
                                            appropriate to its   Company Act of 1940,
                                            investment           or the rules or
                                            policies, purchase   regulations
                                            securities of        thereunder.
                                            companies engaging
                                            in whole or in part
                                            in such activities
                                            and may enter into
                                            futures contracts
                                            and related
                                            options.

2D. Amendment,         All Funds except     Each Fund may not:   Non-fundamental
reclassification, or   International        Purchase securities  policies:
elimination of         Equity Fund, Prime   on margin, sell      Margin transactions:
restrictions on        Money Market Fund,   securities short,    Each Fund may not
margin transactions,   Equity Income Fund   participate on a     purchase securities
short sales, and       and Equity Index     joint or joint and   on margin, except
joint participation    Fund                 several basis in     that a Fund may
in securities trading                       any securities       obtain such short-
accounts                                    trading account, or  term credits as are
                                            underwrite the       necessary for the
                                            securities of other  clearance of
                                            issuers, except to   portfolio
                                            the extent that a    transactions, and a
                                            Fund may be deemed   Fund may make margin
                                            to be an             payments in
                                            underwriter under    connection with
                                            certain securities   futures contracts,
                                            laws in the          options, forward
                                            disposition of       contracts, swaps,
                                            "restricted          caps, floors, collars
                                            securities"          and other financial
                                            acquired in          instruments.
                                            accordance with
                                            such Fund's
                                            investment
                                            objectives and
                                            policies.
                                                                 Short sales:

                                                                 Each Fund may not
                                                                 sell securities short
                                                                 (unless it owns or
                                                                 has the right to
                                                                 obtain securities
                                                                 equivalent in kind
                                                                 and amount to the
                                                                 securities sold
                                                                 short), however, this
                                                                 policy does not
                                                                 prevent a Fund from
                                                                 entering into short
                                                                 positions

--------------------------------------------------------------------------------------
                                                                       PROPOSED
                                            CURRENT FUNDAMENTAL   FUNDAMENTAL POLICY
PROPOSAL                 FUNDS AFFECTED           POLICY         (OR COURSE OF ACTION)
--------------------------------------------------------------------------------------
                                                                 in foreign currency,
                                                                 futures contracts,
                                                                 options, forward
                                                                 contracts, swaps,
                                                                 caps, floors, collars
                                                                 and other financial
                                                                 instruments and a
                                                                 Fund may obtain such
                                                                 short-term credits as
                                                                 are necessary for the
                                                                 clearance of
                                                                 portfolio
                                                                 transactions.

                                                                 Joint participation
                                                                 in securities trading
                                                                 accounts:

                                                                 Eliminate
                                                                 restriction.

2E. Amendment and      International        The Fund may not:    Non-fundamental
reclassification of    Equity Fund          Purchase securities  policies:
restrictions on                             on margin, make      See proposed policies
margin transactions                         short sales of       regarding margin
and short sales                             securities or        transactions and
                                            maintain a short     short sales outlined
                                            position, except     in 2D above.
                                            that (a) this
                                            investment
                                            limitation shall
                                            not apply to the
                                            Fund's transactions
                                            in futures
                                            contracts and
                                            related options or
                                            the Fund's sale of
                                            securities short
                                            against the box,
                                            and (b) the Fund
                                            may obtain
                                            short-term credit
                                            as may be necessary
                                            for the clearance
                                            of purchases and
                                            sales of portfolio
                                            securities.

--------------------------------------------------------------------------------------
                                                                       PROPOSED
                                            CURRENT FUNDAMENTAL   FUNDAMENTAL POLICY
PROPOSAL                 FUNDS AFFECTED           POLICY         (OR COURSE OF ACTION)
--------------------------------------------------------------------------------------
2F. Elimination of     Large Company Value  Each Fund may not:   Eliminate policy.
the restriction        Fund, Short U.S.     Invest in
regarding investment   Government Fund,     securities of other
in other investment    Intermediate U.S.    investment
companies              Government Fund,     companies, except
                       Kentucky             as such securities
                       Intermediate Tax-    may be acquired as
                       Free Fund, Maryland  part of a merger,
                       Intermediate Tax-    consolidation,
                       Free Fund, North     reorganization, or
                       Carolina             acquisition of
                       Intermediate Tax-    assets; PROVIDED,
                       Free Fund, South     HOWEVER, that (i)
                       Carolina             the Large Company
                       Intermediate Tax-    Value Fund, the
                       Free Fund, Virginia  Kentucky
                       Intermediate Tax-    Intermediate Tax-
                       Free Fund, West      Free Fund, the
                       Virginia             Maryland
                       Intermediate         Intermediate Tax-
                       Tax-Free Fund, U.S.  Free Fund, the
                       Treasury Money       North Carolina
                       Market Fund          Intermediate Tax-
                                            Free Fund, the
                                            South Carolina
                                            Intermediate Tax-
                                            Free Fund, the
                                            Virginia
                                            Intermediate
                                            Tax-Free Fund, the
                                            West Virginia
                                            Intermediate Tax-
                                            Free Fund, the
                                            Short U.S.
                                            Government Fund and
                                            the Intermediate
                                            U.S. Government
                                            Fund may purchase
                                            securities of a
                                            money market fund,
                                            including
                                            securities of the
                                            U.S. Treasury Fund
                                            and the Prime Money
                                            Market Fund; and
                                            (ii) the Kentucky
                                            Intermediate Tax-
                                            Free Fund, the
                                            Maryland
                                            Intermediate Tax-
                                            Free Fund, the

--------------------------------------------------------------------------------------
                                                                       PROPOSED
                                            CURRENT FUNDAMENTAL   FUNDAMENTAL POLICY
PROPOSAL                 FUNDS AFFECTED           POLICY         (OR COURSE OF ACTION)
--------------------------------------------------------------------------------------
                                            North Carolina
                                            Intermediate Tax-
                                            Free Fund, the
                                            South Carolina
                                            Intermediate Tax-
                                            Free Fund, the
                                            Virginia
                                            Intermediate
                                            Tax-Free Fund and
                                            the West Virginia
                                            Intermediate Tax-
                                            Free Fund may
                                            purchase securities
                                            of a money market
                                            fund which invests
                                            primarily in high
                                            quality short-term
                                            obligations exempt
                                            from Federal income
                                            tax, if, with
                                            respect to the
                                            Fund, immediately
                                            after such
                                            purchase, the
                                            acquiring Fund does
                                            not own in the
                                            aggregate (a) more
                                            than 3% of the
                                            acquired company's
                                            outstanding voting
                                            securities, (b)
                                            securities issued
                                            by the acquired
                                            company having an
                                            aggregate value in
                                            excess of 5% of the
                                            value of the total
                                            assets of the
                                            acquiring Fund, or
                                            (c) securities
                                            issued by the
                                            acquired company
                                            and all other
                                            investment
                                            companies (other
                                            than Treasury stock
                                            of the acquiring
                                            Fund) having an
                                            aggregate value in
                                            excess of 10% of
                                            the value of the
                                            acquiring Fund's
                                            total assets.

--------------------------------------------------------------------------------------
                                                                       PROPOSED
                                            CURRENT FUNDAMENTAL   FUNDAMENTAL POLICY
PROPOSAL                 FUNDS AFFECTED           POLICY         (OR COURSE OF ACTION)
--------------------------------------------------------------------------------------
2G. Elimination of     North Carolina       The Fund may not:    Eliminate
the restriction        Intermediate Tax-    Invest in private    restriction.
regarding investments  Free Fund, South     activity bonds
in private activity    Carolina             where the payment
bonds                  Intermediate Tax-    of principal and
                       Free Fund            interest are the
                                            responsibility of a
                                            company (including
                                            its predecessors)
                                            with less than
                                            three years of
                                            continuous
                                            operation.

2H. Elimination of a   Large Company        As a matter of       Eliminate
fundamental policy     Growth Fund          fundamental policy,  restriction.
regarding investment                        at least 65% of the
of a certain portion                        Fund's total assets
of assets in                                will be invested in
companies with a                            companies whose
certain market                              market
capitalization                              capitalization
                                            exceeds the mean
                                            capitalization of
                                            the companies in
                                            the S&P(R) 500
                                            Index.

                               MID CAP VALUE FUND

                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints James T. Gillespie and Alaina V. Metz, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated on the reverse side, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth

(02) Robert W. Stewart

(03) Drew T. Kagan

(04) Laura C. Bingham

(05) Kenneth L. Miller

(06) Douglas R. Van Scoy

(07) James L. Roberts

______ FOR ALL               _______ WITHHOLD ALL        _______ FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ____ FOR               _______ AGAINST             _______ ABSTAIN

PROPOSAL (3) Approval of a manager of managers structure

      ____ FOR               _______ AGAINST             _______ ABSTAIN

PROPOSAL (4) Transaction of such other business as may properly come before the special meeting.

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the proposals on the reverse side.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated September 15, 2004 and the Proxy Statement attached hereto:

                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  Date: _________________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                               MID CAP GROWTH FUND

                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints James T. Gillespie and Alaina V. Metz, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated on the reverse side, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth

(02) Robert W. Stewart

(03) Drew T. Kagan

(04) Laura C. Bingham

(05) Kenneth L. Miller

(06) Douglas R. Van Scoy

(07) James L. Roberts

______ FOR ALL               _______ WITHHOLD ALL        _______ FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ____ FOR               _______ AGAINST             _______ ABSTAIN

PROPOSAL (3) Approval of a manager of managers structure

      ____ FOR               _______ AGAINST             _______ ABSTAIN

PROPOSAL (4) Transaction of such other business as may properly come before the special meeting.

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the proposals on the reverse side.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated September 15, 2004 and the Proxy Statement attached hereto:

                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  Date: ________________________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                            SMALL COMPANY VALUE FUND

                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints James T. Gillespie and Alaina V. Metz, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated on the reverse side, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth

(02) Robert W. Stewart

(03) Drew T. Kagan

(04) Laura C. Bingham

(05) Kenneth L. Miller

(06) Douglas R. Van Scoy

(07) James L. Roberts

______ FOR ALL               _______ WITHHOLD ALL        _______ FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ____ FOR               _______ AGAINST             _______ ABSTAIN

PROPOSAL (3)  Approval of a manager of managers structure

      ____ FOR               _______ AGAINST             _______ ABSTAIN

PROPOSAL (4) Transaction of such other business as may properly come before the special meeting.

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the proposals on the reverse side.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated September 15, 2004 and the Proxy Statement attached hereto:

                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  Date: ________________________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                            SMALL COMPANY GROWTH FUND

                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints James T. Gillespie and Alaina V. Metz, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated on the reverse side, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth

(02) Robert W. Stewart

(03) Drew T. Kagan

(04) Laura C. Bingham

(05) Kenneth L. Miller

(06) Douglas R. Van Scoy

(07) James L. Roberts

______ FOR ALL               _______ WITHHOLD ALL        _______ FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ____ FOR               _______ AGAINST             _______ ABSTAIN

PROPOSAL (3)  Approval of a manager of managers structure

      ____ FOR               _______ AGAINST             _______ ABSTAIN

PROPOSAL (4) Transaction of such other business as may properly come before the special meeting.

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the proposals on the reverse side.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated September 15, 2004 and the Proxy Statement attached hereto:

                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  Date: ________________________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                        SPECIAL OPPORTUNITIES EQUITY FUND

                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints James T. Gillespie and Alaina V. Metz, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated on the reverse side, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth

(02) Robert W. Stewart

(03) Drew T. Kagan

(04) Laura C. Bingham

(05) Kenneth L. Miller

(06) Douglas R. Van Scoy

(07) James L. Roberts

______ FOR ALL               _______ WITHHOLD ALL        _______ FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ____ FOR               _______ AGAINST             _______ ABSTAIN

PROPOSAL (3)  Approval of a manager of managers structure

      ____ FOR               _______ AGAINST             _______ ABSTAIN

PROPOSAL (4) Transaction of such other business as may properly come before the special meeting.

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the proposals on the reverse side.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated September 15, 2004 and the Proxy Statement attached hereto:

                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  Date: ________________________________________ , 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                        INTERMEDIATE CORPORATE BOND FUND

                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints James T. Gillespie and Alaina V. Metz, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated on the reverse side, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth

(02) Robert W. Stewart

(03) Drew T. Kagan

(04) Laura C. Bingham

(05) Kenneth L. Miller

(06) Douglas R. Van Scoy

(07) James L. Roberts

______ FOR ALL               _______ WITHHOLD ALL        _______ FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ____ FOR               _______ AGAINST             _______ ABSTAIN

PROPOSAL (3)  Approval of a manager of managers structure

      ____ FOR               _______ AGAINST             _______ ABSTAIN

PROPOSAL (4) Transaction of such other business as may properly come before the special meeting.

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the proposals on the reverse side.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated September 15, 2004 and the Proxy Statement attached hereto:

                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  Date: ________________________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                    CAPITAL MANAGER CONSERVATIVE GROWTH FUND

                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints James T. Gillespie and Alaina V. Metz, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated on the reverse side, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth

(02) Robert W. Stewart

(03) Drew T. Kagan

(04) Laura C. Bingham

(05) Kenneth L. Miller

(06) Douglas R. Van Scoy

(07) James L. Roberts

______ FOR ALL               _______ WITHHOLD ALL        _______ FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ____ FOR               _______ AGAINST             _______ ABSTAIN

PROPOSAL (3)  Approval of a manager of managers structure

      ____ FOR               _______ AGAINST             _______ ABSTAIN

PROPOSAL (4) Transaction of such other business as may properly come before the special meeting.

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the proposals on the reverse side.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated September 15, 2004 and the Proxy Statement attached hereto:

                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  Date:_________________________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                      CAPITAL MANAGER MODERATE GROWTH FUND

                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints James T. Gillespie and Alaina V. Metz, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated on the reverse side, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth

(02) Robert W. Stewart

(03) Drew T. Kagan

(04) Laura C. Bingham

(05) Kenneth L. Miller

(06) Douglas R. Van Scoy

(07) James L. Roberts

______ FOR ALL               _______ WITHHOLD ALL        _______ FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the
Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ____ FOR               _______ AGAINST             _______ ABSTAIN

PROPOSAL (3)  Approval of a manager of managers structure

      ____ FOR               _______ AGAINST             _______ ABSTAIN

PROPOSAL (4) Transaction of such other business as may properly come before the special meeting.

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the proposals on the reverse side.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated September 15, 2004 and the Proxy Statement attached hereto:

                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  Date: ________________________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                           CAPITAL MANAGER GROWTH FUND

                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints James T. Gillespie and Alaina V. Metz, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated on the reverse side, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth

(02) Robert W. Stewart

(03) Drew T. Kagan

(04) Laura C. Bingham

(05) Kenneth L. Miller

(06) Douglas R. Van Scoy

(07) James L. Roberts

______ FOR ALL               _______ WITHHOLD ALL        _______ FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ____ FOR               _______ AGAINST             _______ ABSTAIN

PROPOSAL (3)  Approval of a manager of managers structure

      ____ FOR               _______ AGAINST             _______ ABSTAIN

PROPOSAL (4) Transaction of such other business as may properly come before the special meeting.

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the proposals on the reverse side.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated September 15, 2004 and the Proxy Statement attached hereto:

                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  Date: ________________________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                           CAPITAL MANAGER EQUITY FUND

                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints James T. Gillespie and Alaina V. Metz, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated on the reverse side, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth

(02) Robert W. Stewart

(03) Drew T. Kagan

(04) Laura C. Bingham

(05) Kenneth L. Miller

(06) Douglas R. Van Scoy

(07) James L. Roberts

______ FOR ALL               _______ WITHHOLD ALL        _______ FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ____ FOR               _______ AGAINST             _______ ABSTAIN

PROPOSAL (3)  Approval of a manager of managers structure

      ____ FOR               _______ AGAINST             _______ ABSTAIN

PROPOSAL (4) Transaction of such other business as may properly come before the special meeting.

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the proposals on the reverse side.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated September 15, 2004 and the Proxy Statement attached hereto:

                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  Date: ________________________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                                EQUITY INDEX FUND

                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints James T. Gillespie and Alaina V. Metz, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated on the reverse side, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth

(02) Robert W. Stewart

(03) Drew T. Kagan

(04) Laura C. Bingham

(05) Kenneth L. Miller

(06) Douglas R. Van Scoy

(07) James L. Roberts

______ FOR ALL               _______ WITHHOLD ALL        _______ FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

PROPOSAL (4) Transaction of such other business as may properly come before the special meeting.

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the proposals on the reverse side.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated September 15, 2004 and the Proxy Statement attached hereto:

                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  Date: ________________________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                             PRIME MONEY MARKET FUND

                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints James T. Gillespie and Alaina V. Metz, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated on the reverse side, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth

(02) Robert W. Stewart

(03) Drew T. Kagan

(04) Laura C. Bingham

(05) Kenneth L. Miller

(06) Douglas R. Van Scoy

(07) James L. Roberts

______ FOR ALL               _______ WITHHOLD ALL        _______ FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ____ FOR               _______ AGAINST             _______ ABSTAIN

PROPOSAL (3)  Approval of a manager of managers structure

      ____ FOR               _______ AGAINST             _______ ABSTAIN

PROPOSAL (4) Transaction of such other business as may properly come before the special meeting.

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the proposals on the reverse side.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated September 15, 2004 and the Proxy Statement attached hereto:

                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  Date: ________________________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                            LARGE COMPANY VALUE FUND

                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints James T. Gillespie and Alaina V. Metz, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated on the reverse side, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth

(02) Robert W. Stewart

(03) Drew T. Kagan

(04) Laura C. Bingham

(05) Kenneth L. Miller

(06) Douglas R. Van Scoy

(07) James L. Roberts

______ FOR ALL               _______ WITHHOLD ALL        _______ FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2F) Elimination of the restriction regarding investment in other investment companies

      ____ FOR               _______ AGAINST             _______ ABSTAIN

PROPOSAL (3)  Approval of a manager of managers structure

      ____ FOR               _______ AGAINST             _______ ABSTAIN

PROPOSAL (4) Transaction of such other business as may properly come before the special meeting.

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the proposals on the reverse side.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated September 15, 2004 and the Proxy Statement attached hereto:

                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  Date: ________________________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                           SHORT U.S. GOVERNMENT FUND

                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints James T. Gillespie and Alaina V. Metz, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated on the reverse side, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth

(02) Robert W. Stewart

(03) Drew T. Kagan

(04) Laura C. Bingham

(05) Kenneth L. Miller

(06) Douglas R. Van Scoy

(07) James L. Roberts

______ FOR ALL               _______ WITHHOLD ALL        _______ FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ____ FOR               _______ AGAINST             _______ ABSTAIN

      (2F) Elimination of the restriction regarding investment in other investment companies

      ____ FOR               _______ AGAINST             _______ ABSTAIN

PROPOSAL (3)  Approval of a manager of managers structure

      ____ FOR               _______ AGAINST             _______ ABSTAIN

PROPOSAL (4) Transaction of such other business as may properly come before the special meeting.

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the proposals on the reverse side.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated September 15, 2004 and the Proxy Statement attached hereto:

                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  Date: ________________________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                        INTERMEDIATE U.S. GOVERNMENT FUND

                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints James T. Gillespie and Alaina V. Metz, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated on the reverse side, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth

(02) Robert W. Stewart

(03) Drew T. Kagan

(04) Laura C. Bingham

(05) Kenneth L. Miller

(06) Douglas R. Van Scoy

(07) James L. Roberts

_____ FOR ALL              _______ WITHHOLD ALL       _______ FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2Aii) Amendment of restrictions on lending

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2F) Elimination of the restriction regarding investment in other investment companies

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

PROPOSAL (3)  Approval of a manager of managers structure

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

PROPOSAL (4) Transaction of such other business as may properly come before the special meeting.

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the proposals on the reverse side.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated September 15, 2004 and the Proxy Statement attached hereto:

                     ___________________________________________________________
                     Signature(s) of Shareholder(s)

                     ___________________________________________________________
                     Signature(s) of Shareholder(s)

                     Date:_____________________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                       GEORGIA INTERMEDIATE TAX-FREE FUND

                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints James T. Gillespie and Alaina V. Metz, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated on the reverse side, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth

(02) Robert W. Stewart

(03) Drew T. Kagan

(04) Laura C. Bingham

(05) Kenneth L. Miller

(06) Douglas R. Van Scoy

(07) James L. Roberts

_____ FOR ALL              _______ WITHHOLD ALL       _______ FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2Aii) Amendment of restrictions on lending

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2F) Elimination of the restriction regarding investment in other investment companies

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

PROPOSAL (3)  Approval of a manager of managers structure

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

PROPOSAL (4) Transaction of such other business as may properly come before the special meeting.

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the proposals on the reverse side.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated September 15, 2004 and the Proxy Statement attached hereto:

                     ___________________________________________________________
                     Signature(s) of Shareholder(s)

                     ___________________________________________________________
                     Signature(s) of Shareholder(s)

                     Date:_____________________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                       KENTUCKY INTERMEDIATE TAX-FREE FUND

                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints James T. Gillespie and Alaina V. Metz, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated on the reverse side, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth

(02) Robert W. Stewart

(03) Drew T. Kagan

(04) Laura C. Bingham

(05) Kenneth L. Miller

(06) Douglas R. Van Scoy

(07) James L. Roberts

_____ FOR ALL              _______ WITHHOLD ALL       _______ FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2Aii) Amendment of restrictions on lending

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2F) Elimination of the restriction regarding investment in other investment companies

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

PROPOSAL (3)  Approval of a manager of managers structure

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

PROPOSAL (4) Transaction of such other business as may properly come before the special meeting.

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the proposals on the reverse side.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated September 15, 2004 and the Proxy Statement attached hereto:

                     ___________________________________________________________
                     Signature(s) of Shareholder(s)

                     ___________________________________________________________
                     Signature(s) of Shareholder(s)

                     Date:_____________________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                       MARYLAND INTERMEDIATE TAX-FREE FUND

                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints James T. Gillespie and Alaina V. Metz, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated on the reverse side, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth

(02) Robert W. Stewart

(03) Drew T. Kagan

(04) Laura C. Bingham

(05) Kenneth L. Miller

(06) Douglas R. Van Scoy

(07) James L. Roberts

_____ FOR ALL              _______ WITHHOLD ALL       _______ FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2Aii) Amendment of restrictions on lending

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2F) Elimination of the restriction regarding investment in other investment companies

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

PROPOSAL (3)  Approval of a manager of managers structure

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

PROPOSAL (4) Transaction of such other business as may properly come before the special meeting.

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the proposals on the reverse side.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated September 15, 2004 and the Proxy Statement attached hereto:

                     ___________________________________________________________
                     Signature(s) of Shareholder(s)

                     ___________________________________________________________
                     Signature(s) of Shareholder(s)

                     Date:_____________________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                       VIRGINIA INTERMEDIATE TAX-FREE FUND

                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints James T. Gillespie and Alaina V. Metz, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated on the reverse side, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth

(02) Robert W. Stewart

(03) Drew T. Kagan

(04) Laura C. Bingham

(05) Kenneth L. Miller

(06) Douglas R. Van Scoy

(07) James L. Roberts

_____ FOR ALL              _______ WITHHOLD ALL       _______ FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2Aii) Amendment of restrictions on lending

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2F) Elimination of the restriction regarding investment in other investment companies

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

PROPOSAL (3)  Approval of a manager of managers structure

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

PROPOSAL (4) Transaction of such other business as may properly come before the special meeting.

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the proposals on the reverse side.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated September 15, 2004 and the Proxy Statement attached hereto:

                     ___________________________________________________________
                     Signature(s) of Shareholder(s)

                     ___________________________________________________________
                     Signature(s) of Shareholder(s)

                     Date:_____________________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                    WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints James T. Gillespie and Alaina V. Metz, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated on the reverse side, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth

(02) Robert W. Stewart

(03) Drew T. Kagan

(04) Laura C. Bingham

(05) Kenneth L. Miller

(06) Douglas R. Van Scoy

(07) James L. Roberts

_____ FOR ALL              _______ WITHHOLD ALL       _______ FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2Aii) Amendment of restrictions on lending

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2F) Elimination of the restriction regarding investment in other investment companies

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

PROPOSAL (3)  Approval of a manager of managers structure

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

PROPOSAL (4) Transaction of such other business as may properly come before the special meeting.

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the proposals on the reverse side.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated September 15, 2004 and the Proxy Statement attached hereto:

                     ___________________________________________________________
                     Signature(s) of Shareholder(s)

                     ___________________________________________________________
                     Signature(s) of Shareholder(s)

                     Date:_____________________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                         U.S. TREASURY MONEY MARKET FUND

                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints James T. Gillespie and Alaina V. Metz, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated on the reverse side, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth

(02) Robert W. Stewart

(03) Drew T. Kagan

(04) Laura C. Bingham

(05) Kenneth L. Miller

(06) Douglas R. Van Scoy

(07) James L. Roberts

_____ FOR ALL              _______ WITHHOLD ALL       _______ FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2Aii) Amendment of restrictions on lending

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2F) Elimination of the restriction regarding investment in other investment companies

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

PROPOSAL (3)  Approval of a manager of managers structure

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

PROPOSAL (4) Transaction of such other business as may properly come before the special meeting.

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the proposals on the reverse side.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated September 15, 2004 and the Proxy Statement attached hereto:

                     ___________________________________________________________
                     Signature(s) of Shareholder(s)

                     ___________________________________________________________
                     Signature(s) of Shareholder(s)

                     Date:_____________________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                    NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints James T. Gillespie and Alaina V. Metz, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated on the reverse side, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth

(02) Robert W. Stewart

(03) Drew T. Kagan

(04) Laura C. Bingham

(05) Kenneth L. Miller

(06) Douglas R. Van Scoy

(07) James L. Roberts

_____ FOR ALL              _______ WITHHOLD ALL       _______ FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2Aii) Amendment of restrictions on lending

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2G) Elimination of the restriction regarding investments in private activity bonds

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

PROPOSAL (3)  Approval of a manager of managers structure

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

PROPOSAL (4) Transaction of such other business as may properly come before the special meeting.

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the proposals on the reverse side.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated September 15, 2004 and the Proxy Statement attached hereto:

                     ___________________________________________________________
                     Signature(s) of Shareholder(s)

                     ___________________________________________________________
                     Signature(s) of Shareholder(s)

                     Date:_____________________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                    SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND

                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints James T. Gillespie and Alaina V. Metz, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated on the reverse side, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth

(02) Robert W. Stewart

(03) Drew T. Kagan

(04) Laura C. Bingham

(05) Kenneth L. Miller

(06) Douglas R. Van Scoy

(07) James L. Roberts

_____ FOR ALL              _______ WITHHOLD ALL       _______ FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2Aii) Amendment of restrictions on lending

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2G) Elimination of the restriction regarding investments in private activity bonds

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

PROPOSAL (3)  Approval of a manager of managers structure

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

PROPOSAL (4) Transaction of such other business as may properly come before the special meeting.

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the proposals on the reverse side.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated September 15, 2004 and the Proxy Statement attached hereto:

                     ___________________________________________________________
                     Signature(s) of Shareholder(s)

                     ___________________________________________________________
                     Signature(s) of Shareholder(s)

                     Date:_____________________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                            LARGE COMPANY GROWTH FUND

                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints James T. Gillespie and Alaina V. Metz, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated on the reverse side, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth

(02) Robert W. Stewart

(03) Drew T. Kagan

(04) Laura C. Bingham

(05) Kenneth L. Miller

(06) Douglas R. Van Scoy

(07) James L. Roberts

_____ FOR ALL              _______ WITHHOLD ALL       _______ FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2Aii) Amendment of restrictions on lending

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2H) Elimination of a fundamental policy regarding investment of a certain portion of assets in companies with a certain market capitalization

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

PROPOSAL (3)  Approval of a manager of managers structure

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

PROPOSAL (4) Transaction of such other business as may properly come before the special meeting.

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the proposals on the reverse side.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated September 15, 2004 and the Proxy Statement attached hereto:

                     ___________________________________________________________
                     Signature(s) of Shareholder(s)

                     ___________________________________________________________
                     Signature(s) of Shareholder(s)

                     Date:_____________________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                            INTERNATIONAL EQUITY FUND

                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints James T. Gillespie and Alaina V. Metz, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated on the reverse side, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth

(02) Robert W. Stewart

(03) Drew T. Kagan

(04) Laura C. Bingham

(05) Kenneth L. Miller

(06) Douglas R. Van Scoy

(07) James L. Roberts

_____ FOR ALL              _______ WITHHOLD ALL       _______ FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2Aii) Amendment of restrictions on lending

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2Ci) Amendment of restrictions regarding purchase or sale of real estate

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2Cii) Amendment of restrictions regarding purchase or sale of commodities and oil, gas and mineral exploration and development programs

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

      (2E) Amendment and reclassification of restrictions on margin transactions and short sales

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

PROPOSAL (3)  Approval of a manager of managers structure

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

PROPOSAL (4) Transaction of such other business as may properly come before the special meeting.

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the proposals on the reverse side.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated September 15, 2004 and the Proxy Statement attached hereto:

                     ___________________________________________________________
                     Signature(s) of Shareholder(s)

                     ___________________________________________________________
                     Signature(s) of Shareholder(s)

                     Date:_____________________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                               EQUITY INCOME FUND

                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints James T. Gillespie and Alaina V. Metz, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated on the reverse side, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth

(02) Robert W. Stewart

(03) Drew T. Kagan

(04) Laura C. Bingham

(05) Kenneth L. Miller

(06) Douglas R. Van Scoy

(07) James L. Roberts

_____ FOR ALL              _______ WITHHOLD ALL       _______ FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (3)  Approval of a manager of managers structure

      _____ FOR                     ______ AGAINST             ______ ABSTAIN

PROPOSAL (4) Transaction of such other business as may properly come before the special meeting.

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the proposals on the reverse side.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated September 15, 2004 and the Proxy Statement attached hereto:

                     ___________________________________________________________
                     Signature(s) of Shareholder(s)

                     ___________________________________________________________
                     Signature(s) of Shareholder(s)

                     Date:_____________________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***